1933 Act Registration File No.: 333-_____
1940 Act File No.: 811-_____

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. __

Post-Effective Amendment No. __

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. ___

SPHERE TRUST

440 N Barranca Avenue #3149

Covina, CA 91723

Registrant’s Telephone Number, including Area Code: 510-473-7301

(Address of Principal Executive Offices, Zip Code)

Incorporating Services, Ltd: 3500 South DuPont Highway, Dover, DE 19901

(Name and Address of Agent for Service)

Please send copies of all communications to:

Alex Wright-Gladstein, President Sphere Trust 440 N Barranca Avenue #3149 Covina, CA 91723	Rachael Schwartz, Esq. Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, NY 10020

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file an amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

SUBJECT TO COMPLETION

Dated October 14, 2026

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

[                        ], 2026

Sphere Small & Mid Cap Climate Fund

Institutional Shares: [ ] | R6 Shares: [ ]

Sphere International Climate Fund

Institutional Shares: [ ] | R6 Shares [ ]

Sphere Bond Climate Fund

Institutional Shares: [ ] | R6 Shares [ ]

Sphere FundsTM

1-844-2SPHERE

www.spherefunds.com

invest@spherefunds.com

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	3
Sphere Small & Mid Cap Climate Fund	3
Sphere International Climate Fund	8
Sphere Bond Climate Fund	14
ADDITIONAL INFORMATION ABOUT THE FUNDS	20
Additional Information about the Funds’ Investment Objectives and Strategies.	20
Index/Trademark Licenses/Disclaimers	21
Principal Risks of Investing in the Funds	21
Portfolio Holdings Information	26
MANAGEMENT	26
Investment Adviser	26
Investment Sub-Advisers	27
Portfolio Managers	28
Fund Sponsor	28
DISTRIBUTION AND SERVICING OF FUND SHARES	29
Distributor	29
Shareholder Servicing Plan	29
Payments to Financial Intermediaries	29
SHAREHOLDER INFORMATION	29
Pricing of Shares	30
Purchase of Shares	31
Additional Investments	32
Redemption of Shares	33
Purchasing and Redeeming Shares Through a Financial Intermediary	36
Frequent Purchases and Redemptions	36
Other Fund Policies	37
Distributions	38
Federal Income Taxes	38
FINANCIAL HIGHLIGHTS	40
PRIVACY NOTICE	41

2

SUMMARY SECTION

Sphere Small & Mid Cap Climate Fund

Investment Objective

The Sphere Small & Mid Cap Climate Fund (the “Fund”) seeks to track the performance, before fees and expenses, of the Sphere Small & Mid Cap Climate Index™ (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Expense Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	R6 Shares
Management Fee	[ ]%	[ ]%
Distribution (12b-1) and/or Service Fees	[ ]%	[ ]%
Other Expenses(1)	[ ]%(2)	[ ]%(2)
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Expense Reimbursement	[ ]%	[ ]%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	[ ]%	[ ]%
(1)	Annualized.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)	The Fund’s investment adviser has contractually agreed to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding front-end or contingent deferred loads, interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, if any) (“Operating Expenses”) of the Fund are limited to 0.20% for Class R6 shares and 0.45% for Institutional Class shares, respectively, as a percentage of average net assets until December 31, 2030, may not be terminated during its term without the consent of the Board of Trustees (the “Board”), and may be continued indefinitely by the Adviser on a year-to-year basis. The Fund’s investment adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (taking into account the contractual fee waiver through at least December 31, 2030). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement through at least December 31, 2030. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	One Year	Three Years
3

Institutional Shares	$[ ]	$[ ]
R6 Shares	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the expense example, affect the fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available. In the future Portfolio Turnover will be presented in this section.

Principal Investment Strategies

The Fund uses an optimized sampling investment approach designed to track the performance, before fees and expenses, of the Index. The Index is designed to reflect the performance of small and mid-cap companies listed on U.S. exchanges while excluding fossil fuel, utility and other companies with material climate-related risks. More information about the Index can be found at [ ]. Under this approach, the Fund will not necessarily purchase every security included in the Index. Instead, the Sub-Adviser will construct the portfolio by selecting a representative sample of securities designed, in the aggregate, to approximate the principal investment characteristics and risk exposures of the Index.

Because the Fund will use optimized sampling rather than full replication, the Fund’s holdings and their weightings may differ from those of the Index. These differences may result in tracking error, and the degree of tracking error may vary over time depending on market conditions, changes in the composition of the Index, liquidity, transaction costs, and differences in the performance of sampled securities relative to securities not held by the Fund.

The Fund attempts to track the performance of the Index through an optimized sampling strategy, using quantitative models to select a representative subset of the Index in which the Fund will invest. By investing in certain of the component securities of the Index, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by small- and mid-cap companies that do not (1) derive any revenue from the sale of fossil fuels, (2) hold fossil fuel related assets or reserves, (3) use fossil fuels for power generation, or (4) produce fossil fuel-related equipment. The Fund may invest in companies that use fossil fuels as part of their business or have used fossil fuels in the past. The Adviser defines small- and mid-cap companies to be those included in the Index and, as of June 30th, 2026, the market capitalization of companies in the Index ranged from approximately $160 million to $30.6 billion.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.  As of September 30th, 2026, the Index was not concentrated in any industry or group of industries.

Consistent with the Index, Reflection Asset Management, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”), rebalances the Fund semiannually.

The Index

The Index is constructed by removing the 500 largest Mega-cap U.S. companies from the constituent list of the 3000 largest U.S. companies that trade on regulated U.S. exchanges by float-adjusted market capitalization. The resulting list of companies (numbers 501-3000) serves as the base index. As of June 30th, 2026, the market capitalization of companies in the Index ranged from approximately $160 million to $30.6 billion. The index administrator, BITA GmbH (the “Sphere Small & Mid Cap Climate Index Administrator”), then eliminates companies from this investable universe using data obtained from As You Sow, an unaffiliated non-profit organization that promotes environmental responsibility through

4

shareholder advocacy. As You Sow flags companies based primarily on their risk profile of being exposed to the fossil fuel industry and secondarily, by other exclusionary screens, including companies engaged in deforestation activities, civilian and military firearms manufacturing and related guns/arms sales, prison and border security operations, and tobacco and e-cigarette manufacturing. The elimination of these companies from the Index is intended to foster and support the climate-focused, social investing goals of the Index.

On a periodic basis, As You Sow publishes the current uninvestable lists, which are principally composed of companies that contribute to climate change through fossil fuel activities. As You Sow designates a company as an uninvestable fossil fuel company if the company is engaged in producing, distributing, or refining fossil fuels; holding reserves of fossil fuels; is a utility that is primarily fossil fuel-powered, or is a producer of equipment for any of the above (i.e., companies that engage in oil, gas, or coal production, and related activities). The Index also excludes other uninvestable companies as determined from time to time by As You Sow. If a company is included in As You Sow’s uninvestable list, that company is not eligible for inclusion in the Index. The Sphere Small & Mid Cap Climate Index Administrator then re-weights the remaining companies on a free-float market capitalization basis. A company’s free float-adjusted market capitalization is calculated by multiplying the number of shares readily available in the market by the price of such shares.

The Index is typically composed of approximately 2,200 companies and is rebalanced and reconstituted twice a year in June and December. As of June 30th, 2026, the Sphere Small & Mid Cap Climate Index was composed of 2,208 companies.

Climate-Focused Investing

By investing in the component securities of the Index, the Fund will not invest in companies that contribute to climate change in a material way through their fossil fuel activities. According to the U.S. Energy Information Administration, in 2022, 74% of greenhouse gas emissions came from burning fossil fuels. The Fund also seeks to vote proxies in a climate-focused way, such as voting for proposals to reduce or eliminate greenhouse gas emissions, using voting guidelines from As You Vote, an affiliate of As You Sow.

Principal Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

●	Climate Investing Considerations Risk. Considerations related to climate risk, such as environmental criteria (e.g., fossil fuel screens), applied to the Index’s construction may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment restrictions. For example, the Index may exclude certain securities due to climate-focused considerations when other investment considerations would suggest that investing in such securities would be advantageous. The Fund may also underperform funds that invest in the energy and utilities sectors, particularly in times of rising oil, gas and energy prices.
●	General Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as domestic and foreign (non-U.S.) economic growth and real or perceived adverse economic or political conditions throughout the world, including war, social unrest, natural disasters, public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations.
5

While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. These events may lead to economic uncertainty, decreased economic activity, and increased market volatility. Given the interconnectedness of markets around the world, even if these events or conditions affect only a single or small number of issuers or countries, they may have disruptive effects across global economies and markets. The change in the U.S. presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns.

●	Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees (the “Board”) may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of any potential liquidation of the Fund may not be favorable.
●	Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
●	Mid-Capitalization Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, it may be more volatile than funds that invest in larger, more established companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
●	Small-Capitalization Risk. The Fund may invest in the securities of small-capitalization companies. As a result, it may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
●	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. While no sectors are anticipated to be concentrated at greater than 25%.
●	Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
●	Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with its methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take
6

defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

●	Index Calculation Risk. There is no assurance that the Sphere Small & Mid Cap Climate Index Administrator will compile the Index accurately or that the Index will be reconstituted, rebalanced, calculated or disseminated accurately. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Sphere Small & Mid Cap Climate Index Administrator, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
●	Third-Party Data Risk. The Index, and consequently the Fund’s portfolio, is heavily dependent on information and data published by independent third parties (“Third-Party Data”). When Third-Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third-Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.
●	Tracking Error Risk. As with all index funds, the performance of the Fund and its index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
●	New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.
●	Newer Adviser Risk. The Adviser is newly registered with the SEC and has limited experience with managing an investment company regulated under the 1940 Act, which may limit the Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Adviser, and it is possible that the Adviser may not achieve the Fund’s intended investment objective.
●	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is also available on the Fund’s website at www.spherefunds.org.

Management of the Fund

Investment Adviser

Sphere Asset Management, LLC (the “Adviser”) serves as investment adviser to the Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information (“SAI”).

Investment Sub-Adviser

Reflection Asset Management, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund and is responsible for trading on behalf of the Fund in line with the Index.

Portfolio Manager

Jason Britton, Chief Executive Officer and Portfolio Manager of the Sub-Adviser, is responsible for the day-to-day management of the Fund’s portfolio. He is also the Chief Investment Officer of the Adviser.

7

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail to: Sphere 2500 Climate Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, by telephone at 1-844-2SPHERE, by wire transfer, Automated Clearing House (ACH) transfer, via the AtmoSphere Portal at www.spherefunds.org, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. There is no minimum initial investment in Institutional Shares or R6 Shares of Fund, and additional investments in Institutional Shares or R6 Shares of the Fund may be made in any amount.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are an investor who is exempt from taxation or are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an Individual Retirement Account (“IRA”). You may be taxed later upon withdrawal of monies from tax-deferred arrangements. You should consult your personal tax adviser on your particular circumstances.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Sphere International Climate Fund

Investment Objective

The Sphere International Climate Fund seeks to track the performance, before fees and expenses, of the Sphere International Climate Index™.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Sphere International Climate Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Expense Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	R6 Shares
Management Fee	[ ]%	[ ]%
Distribution (12b-1) and/or Service Fees	[ ]%	[ ]%
Other Expenses(1)	[ ]%(2)	[ ]%(2)
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Expense Reimbursement	[ ]%	[ ]%
8

Total Annual Fund Operating Expenses After Expense Reimbursement(3)	[ ]%	[ ]%
(1)	Annualized.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)	The Fund’s investment adviser has contractually agreed to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding front-end or contingent deferred loads, interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, if any) (“Operating Expenses”) of the Fund are limited to 0.20% for Class R6 shares and 0.45% for Institutional Class shares, respectively, as a percentage of average net assets until December 31, 2030, may not be terminated during its term without the consent of the Board of Trustees (the “Board”), and may be continued indefinitely by the Adviser on a year-to-year basis. The Fund’s investment adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (taking into account the contractual fee waiver through at least December 31, 2030). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement through at least December 31, 2030. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	One Year	Three Years
Institutional Shares	$[ ]	$[ ]
R6 Shares	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the expense example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available. In the future Portfolio Turnover will be presented in this section.

Principal Investment Strategies

The Fund uses an optimized sampling investment approach designed to track the performance, before fees and expenses, of the Index. The Index is designed to reflect the performance of developed market equities, excluding the US, while also excluding fossil fuel, utility and other companies with material climate-related risks. More information about the Index can be found at [ ]. Under this approach, the Fund will not necessarily purchase every security included in the Index. Instead, the Sub-Adviser will construct the portfolio by selecting a representative sample of securities designed, in the aggregate, to approximate the principal investment characteristics and risk exposures of the Index.

Because the Fund will use optimized sampling rather than full replication, the Fund’s holdings and their weightings may differ from those of the Index. These differences may result in tracking error, and the degree of tracking error may vary over time depending on market conditions, changes in the composition of the Index, liquidity, transaction costs, and differences in the performance of sampled securities relative to securities not held by the Fund.

9

The Fund attempts to track the performance of the Index through an optimized sampling strategy, using quantitative models to select a representative subset of the Index in which the Fund will invest .. By investing in certain of the component securities of the Index, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by companies that do not (1) derive any revenue from the sale of fossil fuels, (2) hold fossil fuel related assets or reserves, (3) use fossil fuels for power generation, or (4) produce fossil fuel-related equipment. The Fund may invest in companies that use fossil fuels as part of their business or have used fossil fuels in the past.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of September 30th, 2026, the Index was not concentrated in any industry or group of industries; however, the Index had significant exposure to the Financial Services sector.

Consistent with the Index, Reflection Asset Management, LLC, the Fund’s investment sub-adviser the “Sub-Adviser”), rebalances the Fund quarterly.

The Index

The Index is constituted by targeting 85% of the free float-adjusted market capitalization in each of the 21 covered developed markets excluding the US. The covered markets include: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom, Canada, Australia, New Zealand, Japan, South Korea, Taiwan, and Israel. As of June 30th, 2026, the market capitalization of companies in the Index ranged from approximately $4.5 billion to $658 billion. The index administrator, BITA GmbH (the “Sphere International Climate Index Administrator”), then eliminates companies from this investable universe using data obtained from As You Sow, an unaffiliated non-profit organization that promotes environmental responsibility through shareholder advocacy. As You Sow flags companies based primarily on their risk profile of being exposed to the fossil fuel industry and secondarily, by other exclusionary screens, including companies engaged in deforestation activities, civilian and military firearms manufacturing and related guns/arms sales, prison and border security operations, and tobacco and e-cigarette manufacturing. The elimination of these companies from the Index is intended to foster and support the climate-focused, social investing goals of the Index.

On a periodic basis, As You Sow publishes the current uninvestable lists, which are principally comprised of companies that contribute to climate change through fossil fuel activities. As You Sow designates a company as an uninvestable fossil fuel company if the company is engaged in producing, distributing, or refining fossil fuels; holding reserves of fossil fuels; is a utility that is primarily fossil fuel-powered, or is a producer of equipment for any of the above (i.e., companies that engage in oil, gas, or coal production, and related activities). The Index also excludes other uninvestable companies as determined from time to time by As You Sow. If a company is included in As You Sow’s uninvestable list, that company is not eligible for inclusion in the Index. The Sphere International Climate Index Administrator then re-weights the remaining companies on a free-float market capitalization basis. A company’s free float-adjusted market capitalization is calculated by multiplying the number of shares readily available in the market by the price of such shares.

The Index is typically composed of approximately 600 companies and is rebalanced and reconstituted quarterly. As of June 30th, 2026, the Index was composed of 601 companies.

Climate-Focused Investing

By investing in the component securities of the Index, the Fund will not invest in companies that contribute to climate change in a material way through their fossil fuel activities. According to the U.S. Energy Information Administration, in 2022, 74% of greenhouse gas emissions came from burning fossil fuels. The Fund also seeks to vote proxies in a climate-focused way, such as voting for proposals to reduce or eliminate greenhouse gas emissions, using voting guidelines from As You Vote, an affiliate of

10

As You Sow.

Principal Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

●	Climate Investing Considerations Risk. Considerations related to climate risk, such as environmental criteria (e.g., fossil fuel screens), applied to the Index’s construction may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment restrictions. For example, the Index may exclude certain securities due to climate-focused considerations when other investment considerations would suggest that investing in such securities would be advantageous. The Fund may also underperform funds that invest in the energy and utilities sectors, particularly in times of rising oil, gas and energy prices.
●	General Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as domestic and foreign (non-U.S.) economic growth and real or perceived adverse economic or political conditions throughout the world, including war, social unrest, natural disasters, public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. These events may lead to economic uncertainty, decreased economic activity, and increased market volatility. Given the interconnectedness of markets around the world, even if these events or conditions affect only a single or small number of issuers or countries, they may have disruptive effects across global economies and markets. The change in the U.S. presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns.
●	Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. As a result, the timing of any potential liquidation of the Fund may not be favorable.
●	Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
●	International Stock Risk. Securities issued by non-U.S. issuers (including depositary receipts) are subject to different legal, regulatory, political, economic, and market risks than securities
11

issued by U.S. issuers. These risks include greater market volatility, less market liquidity, higher transaction costs, expropriation, confiscatory taxation, adverse changes in foreign investment or currency control regulations, restrictions on the repatriation of capital, and political instability. Non-U.S. issuers may be subject to different accounting, audit and financial reporting standards than U.S. issuers, and there may be less publicly available information about non-U.S. issuers. Foreign market trading hours, different clearing and settlement procedures, and holiday schedules may limit the Fund’s ability to engage in portfolio transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

●	Foreign Currency Risk. Foreign currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
●	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
○	Financial Sector Risk. Financial services companies are subject to extensive governmental regulation and intervention, which may adversely affect their profitability, the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and their size, among other things. Financial services companies also may be significantly affected by, among other things, interest rates, economic conditions, volatility in financial markets, credit rating downgrades, adverse public perception, exposure concentration and counterparty risk.
●	Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
●	Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with its methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
●	Index Calculation Risk. There is no assurance that the Sphere International Climate Index Administrator will compile the Index accurately or that the Index will be reconstituted, rebalanced, calculated or disseminated accurately. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Sphere International Climate Index Administrator, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
●	Third-Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on Third-Party Data. When Third-Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third-Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.
●	Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may
12

differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

●	New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.
●	Newer Adviser Risk. The Adviser is newly registered with the SEC and has limited experience with managing an investment company regulated under the 1940 Act, which may limit the Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Adviser, and it is possible that the Adviser may not achieve the Fund’s intended investment objective.
●	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is also available on the Fund’s website at www.spherefunds.com.

Management of the Fund

Investment Adviser

Sphere Asset Management, LLC (the “Adviser”) serves as investment adviser to the Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information (“SAI”).

Investment Sub-Adviser

Reflection Asset Management, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund and is responsible for trading on behalf of the Fund in line with the Index.

Portfolio Manager

Jason Britton, Chief Investment Officer and Portfolio Manager of the Sub-Adviser, is responsible for the day-to-day management of the Fund’s portfolio. He is also the Chief Investment Officer of the Adviser.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail to: Sphere International Climate Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, by telephone at 1-844-2SPHERE, by wire transfer, Automated Clearing House (ACH) transfer, via the AtmoSphere Portal at www.spherefunds.org, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. There is no minimum initial investment in Institutional Shares or R6 Shares of the Fund, and additional investments in Institutional Shares or R6 Shares of the Fund may be made in any amount.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are an investor who is exempt from taxation or are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements. You should consult your personal tax adviser on your particular circumstances.

13

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Sphere Bond Climate Fund

Investment Objective

The Sphere Bond Climate Fund (the “Fund”) seeks to track the performance, before fees and expenses, of the Bond Climate Index™ (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Expense Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	R6 Shares
Management Fee	[ ]%	[ ]%
Distribution (12b-1) and/or Service Fees	[ ]%	[ ]%
Other Expenses(1)	[ ]%(2)	[ ]%(2)
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Expense Reimbursement	[ ]%	[ ]%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	[ ]%	[ ]%
(1)	Annualized.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)	The Fund’s investment adviser has contractually agreed to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding front-end or contingent deferred loads, interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, if any) (“Operating Expenses”) of the Fund are limited to 0.20% for Class R6 shares and 0.45% for Institutional Class shares, respectively, as a percentage of average net assets until December 31, 2030, may not be terminated during its term without the consent of the Board of Trustees (the “Board”), and may be continued indefinitely by the Adviser on a year-to-year basis. The Fund’s investment adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (taking into account the

14

contractual fee waiver through at least December 31, 2030). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement through at least December 31, 2030. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	One Year	Three Years
Institutional Shares	$[ ]	$[ ]
R6 Shares	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the expense example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available. In the future, portfolio turnover will be presented in this section.

Principal Investment Strategies

The Fund employs a stratified sampling investment approach designed to track the performance, before fees and expenses, of the Index. Under this approach, the Fund will not necessarily purchase every security included in the Index. Instead, the Sub-Adviser will construct the portfolio by selecting a representative sample of securities designed, in the aggregate, to approximate the principal investment characteristics and risk exposures of the Index.

In constructing and maintaining the portfolio, the Sub-Adviser will consider factors such as sector and industry exposure, credit quality, issuer exposure, maturity, duration, yield, spread, coupon, and other characteristics that may influence the performance of the Index. The portfolio management team will seek to maintain the Fund’s aggregate exposures within reasonable ranges of the corresponding Index exposures while also considering security availability, liquidity, transaction costs, cash flows, and portfolio implementation considerations.

Because the Fund will use stratified sampling rather than full replication, the Fund’s holdings and their weightings may differ from those of the Index. These differences may result in tracking error, and the degree of tracking error may vary over time depending on market conditions, changes in the composition of the Index, liquidity, transaction costs, and differences in the performance of sampled securities relative to securities not held by the Fund.

The Index is designed to reflect the performance of a diversified portfolio of domestic U.S. bonds including corporate bonds, treasuries, and mortgage-related debt, while excluding bonds issued by fossil fuel companies and other issuers with material climate-related risks. More information about the Index can be found at [ ].

The Fund attempts to track the performance of the Index through a stratified sampling strategy, using quantitative models to select a representative subset of the Index in which the Fund will invest. By investing in certain of the component securities of the Index, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds issued by entities that do not (1) derive any revenue from the sale of fossil fuels, (2) hold fossil fuel related assets or reserves, (3) use fossil fuels for power generation, or (4) produce fossil fuel-related equipment. The Fund may invest in companies that use fossil fuel as part of their business or have used fossil fuels in the past.To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the assets of a particular industry or group of related industries, the Fund will concentrate its investments to

15

approximately the same extent as the Index. As of September 30th, 2026, the Index was not concentrated in any industry or group of industries.

Consistent with the Index, Yousif Capital Management, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”), rebalances the Fund monthly.

The Index

The Index is constituted by taking Solactive AG’s “Solactive Aggregate Bond Index,” as compiled from from the following Solactive bond indices: Solactive MBS USD Index, Solactive U.S. Treasury Index, Solactive Select USD Investment Grade Corporate TR Index, according to their representative weights to approximate the US Aggregate Bond Market on an annual basis The index administrator, Solactive AG, then eliminates companies from this investable universe using data obtained from As You Sow, an unaffiliated non-profit organization that promotes environmental responsibility through shareholder advocacy. As You Sow flags companies based primarily on their risk profile of being exposed to the fossil fuel industry and secondarily, by other exclusionary screens, including companies engaged in deforestation activities, civilian and military firearms manufacturing and related guns/arms sales, prison and border security operations, and tobacco and e-cigarette manufacturing. The elimination of these companies from the Index is intended to foster and support the climate-focused, social investing goals of the Climate Index.

On a periodic basis, As You Sow publishes the current uninvestable lists, which are principally composed of companies that contribute to climate change through fossil fuel activities. As You Sow designates a company as an uninvestable fossil fuel company if the company is engaged in producing, distributing, or refining fossil fuel,; holding reserves of fossil fuels, is a utility that is primarily fossil fuel-powered, or is a producer of equipment for any of the above (i.e., companies that engage in oil, gas, or coal production, and related activities). The Index also excludes other uninvestable companies as determined from time to time by As You Sow. If a company is included in As You Sow’s uninvestable list, that company is not eligible for inclusion in the Index. The index administrator then reweights the constituents to reflect a static weight of 38% Government and Treasury allocation, 23% mortgage-backed security allocation, and 39% investment-grade corporate bond allocation. As of June 30th, 2026, the Index had an effective duration of 5.95 years, an average life of 8.3 years, and an index credit rating of AA2/AA3.

The Index is rebalanced and reconstituted monthly based on data as of the close of that last business day of the month. As of June 30th, 2026, the Index was composed of 997 unique issuers.

Climate-Focused Investing

By investing in the component securities of the Index, the Fund will not invest in companies that contribute to climate change in a material way through their fossil fuel activities. According to the U.S. Energy Information Administration, in 2022, 74% of greenhouse gas emissions came from burning fossil fuels.

Principal Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

●	Climate Investing Considerations Risk. Considerations related to climate risk, such as environmental criteria (e.g., fossil fuel screens), applied to the Index’s construction may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment restrictions. For example, the Index may exclude certain securities due to climate-focused considerations when other investment considerations would suggest that investing in such securities would be advantageous. The Fund may also underperform funds that invest in the energy and utilities sectors, particularly in times of
16

rising oil, gas and energy prices.

●	General Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as domestic and foreign (non-U.S.) economic growth and real or perceived adverse economic or political conditions throughout the world, including war, social unrest, natural disasters, public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. These events may lead to economic uncertainty, decreased economic activity, and increased market volatility. Given the interconnectedness of markets around the world, even if these events or conditions affect only a single or small number of issuers or countries, they may have disruptive effects across global economies and markets. The change in the U.S. presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns.
●	Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. As a result, the timing of any potential liquidation of the Fund may not be favorable.
●	Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities.
●	Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s creditworthiness may decline, which may adversely affect the value of the security.
●	Liquidity Risk. Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in Fund shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
●	Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related
17

and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

●	U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government and involve increased credit risks.
●	Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation determined by the Adviser at that time.
●	When-Issued, TBA and Delayed Delivery Securities Risk: The Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. imposes mandatory margin requirements for certain types of when-issued, TBA, delayed delivery or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
●	Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
●	Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required
18

upon a reconstitution of the Index in accordance with its methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

●	Index Calculation Risk. There is no assurance that the index administrator will compile the Index accurately or that the Index will be reconstituted, rebalanced, calculated or disseminated accurately. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the index, including information that may be based on assumptions and estimates. Neither the Fund, the index administrator, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
●	Third-Party Data Risk. The composition of the Sphere Bond Climate Index, and consequently the Sphere Bond Climate Fund’s portfolio, is heavily dependent on Third-Party Data. When Third-Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third-Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.
●	Tracking Error Risk. The Sphere Bond Climate Fund seeks to track the performance of the Sphere Bond Climate Index, but the Fund’s performance may differ from that of the Index. The Fund intends to use a stratified sampling approach and therefore is not expected to hold every security included in the Index. Instead, the Fund will seek to construct a portfolio that, in the aggregate, reflects important characteristics of the Index, which may include sector, credit quality, maturity, duration, yield, and other risk and return characteristics. Because the Fund will hold only a subset of the securities in the Index, differences in security selection, portfolio characteristics, transaction timing, cash flows, and market movements may cause the Fund’s returns to differ from those of the Index. The magnitude of this tracking difference may vary over time and may be greater during periods of market volatility, reduced liquidity, significant index rebalancing, or rapid changes in interest rates or credit spreads. Tracking differences may also result from Fund expenses, transaction costs, cash holdings, the timing of purchases and sales, and other operational factors not reflected in the Index.
●	New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.
●	Newer Adviser Risk. The Adviser is newly registered with the SEC and has limited experience with managing an investment company regulated under the 1940 Act, which may limit the Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Adviser, and it is possible that the Adviser may not achieve the Fund’s intended investment objective.
●	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

The Fund is new and therefore does not have performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is also available on the Fund’s website at www.spherefunds.com.

Management of the Fund

19

Investment Adviser

Sphere Asset Management, LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Yousif Capital Management, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund and is responsible for trading on behalf of the Fund in line with the Index.

Portfolio Managers

The Sphere Bond Climate Fund is managed on a team basis by Ed Goard, CFA, Jim Kelts, CFA, Sam Gilbert, CFA, and Pam Iwasko, each of Yousif Capital Management, LLC (“YCM”). The portfolio management team is jointly responsible for the day-to-day management and implementation of the Fund’s investment strategy, including portfolio construction, security selection, trading, cash management, and maintaining the Fund’s portfolio exposures in accordance with the Fund’s investment objective, guidelines, and underlying index methodology.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail to: Sphere Bond Climate Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, by telephone at 1-844-2SPHERE, by wire transfer, Automated Clearing House (ACH) transfer, via the AtmoSphere Portal at www.spherefunds.org, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. There is no minimum initial investment in Institutional Shares or R6 Shares of the Fund, and additional investments in Institutional Shares or R6 Shares of the Fund may be made in any amount.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are an investor who is exempt from taxation or are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements. You should consult your personal tax adviser on your particular circumstances.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Information about the Funds’ Investment Objectives and Strategies.

The Funds’ investment objectives have been adopted as non-fundamental investment policies and may be changed without shareholder approval upon board approval and 60 days’ written notice to shareholders. However, the Funds will not make any changes in their 80% investment policy regarding the exclusion of fossil fuel companies without first providing shareholders with at least 60 days’ prior written notice.

To the extent the indices concentrate (i.e., hold more than 25% of their total assets) in the securities of a particular industry or group of related industries, the Funds will concentrate their investments to approximately the same extent as their respective Index. The Funds may invest in companies that use fossil fuels as part of their business or have used fossil fuels in the past.

20

Index/Trademark Licenses/Disclaimers

The indices are calculated, administered and disseminated by BITA GmbH and Solactive AG, which are Germany-based financial technology companies and index administrators. The Adviser and certain affiliates were involved in the creation of the indices but do not have any rights to influence the selection of the securities in the indices and do not receive any compensation from use of the indices. The index administrators are not affiliated with the Trust, the Adviser, Our Sphere, Inc. (“Sphere”), or the Distributor. Neither the Adviser, Sphere nor the index administrators guarantee the accuracy and/or the completeness of the indices or any data included therein, and none of them shall have any liability for any errors, omissions or interruptions therein. Neither the Adviser, Sphere nor the index administrators make any warranty, express or implied, as to the results to be obtained by the funds, owners of the shares of the Funds, or any other person or entity from the use of the indices, trading based on the indices, or any data included therein, either in connection with the funds or for any other use. Neither the Adviser, Sphere nor the index administrators make any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall either the Adviser, Sphere, or the index administrators have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the indices, even if notified of the possibility of such damages.

The Funds and the Adviser make no representation or warranty, express or implied, to the owner of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular or the ability of the indices to track general stock market or bond market performance. Sphere has no obligation to take the needs of the Trust, the Funds or the owners of the Funds into consideration in determining, composing or calculating the indices.

The indices are owned by Sphere, and are calculated, administered, and disseminated by the index administrators. The Adviser licenses use of the indices from Sphere. The Funds are not sponsored, endorsed, sold or promoted by the index administrators. The index administrators do not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the indices to track general market performance. The index administrators’ only relationship to the Adviser and Sphere with respect to the indices is the licensing of certain trademarks, service marks and trade names of the index administrators and the provision of index administration services related to the indices. The index administrators are not responsible for and have not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds may be converted into cash or other redemption mechanics. The index administrators have no obligation or liability in connection with the administration, marketing or trading of the Funds. The index administrators are not investment advisers. Inclusion of a security within the indices is not a recommendation by the index administrators to buy, sell, or hold such security, nor is it investment advice.

Sphere is a registered Delaware Public Benefit Corporation whose mission is to educate the public about climate change. More information about Sphere is included in the “Fund Sponsor” section below. The Adviser is a wholly owned subsidiary of Sphere and the Sub-Advisers have small minority interests held in Sphere.

Principal Risks of Investing in the Funds

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in a Fund. Some or all of these risks may adversely affect a Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your performance in the Funds. The risks below apply to each Fund as indicated in the following table. Additional information about each such risk and its potential impact on a Fund is set forth below the table. The following risks could affect the value of your

21

performance in the Funds.

	Sphere Small & Mid Cap Index Fund	Sphere International Climate Fund	Sphere Bond Climate Fund
Climate Investing Considerations Risk	X	X	X
Common Stock Risk	X	X	--
Credit Risk	--	--	X
Foreign Currency Risk	--	X	--
General Market Risk	X	X	X
Index Calculation Risk	X	X	X
Industry Concentration Risk	X	X	X
Interest Rate Risk	--	--	X
International Stock Risk	--	X	--
Liquidity Risk	--	--	X
Mid-Capitalization Risk	X	--	--
Mortgage-Related and Other Asset-Backed Securities Risk	--	--	X
New Fund Risk	X	X	X
Newer Adviser Risk	X	X	X
Operational Risk	X	X	X
Passive Investment Risk	X	X	X
Sector Risk	X	X	--
- Financial Sector Risk	--	X	--
Small-Capitalization Risk	X	--	--
Small Fund Risk	X	X	X
Tracking Error Risk	X	X	X
Third-Party Data Risk	X	X	X
U.S. Government Securities Risk	--	--	X
Valuation Risk	--	--	X
When-Issued, TBA and Delayed Delivery	--	--	X
22

Securities Risk

Climate Investing Considerations Risk. Considerations related to climate risk, such as environmental criteria (e.g., fossil fuel screens), applied to the Index’s construction may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment restrictions. For example, the Index may exclude certain securities due to climate-focused considerations when other investment considerations would suggest that investing in such securities would be advantageous. The Fund may also underperform funds that invest in the energy and utilities sectors, particularly in times of rising oil, gas and energy prices.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s creditworthiness may decline, which may adversely affect the value of the security.

Foreign Currency Risk. Foreign currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

General Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as domestic and foreign (non-U.S.) economic growth and real or perceived adverse economic or political conditions throughout the world, including war, social unrest, natural disasters, public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. These events may lead to economic uncertainty, decreased economic activity, and increased market volatility. Given the interconnectedness of markets around the world, even if these events or conditions affect only a single or small number of issuers or countries, they may have disruptive effects across global economies and markets. The change in the U.S. presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns.

23

Index Calculation Risk. There is no assurance that the index administrator will compile the Index accurately or that the Index will be reconstituted, rebalanced, calculated or disseminated accurately. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the index administrator, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities.

International Stock Risk. Securities issued by non-U.S. issuers (including depositary receipts) are subject to different legal, regulatory, political, economic, and market risks than securities issued by U.S. issuers. These risks include greater market volatility, less market liquidity, higher transaction costs, expropriation, confiscatory taxation, adverse changes in foreign investment or currency control regulations, restrictions on the repatriation of capital, and political instability. Non-U.S. issuers may be subject to different accounting, audit and financial reporting standards than U.S. issuers, and there may be less publicly available information about non-U.S. issuers. Foreign market trading hours, different clearing and settlement procedures, and holiday schedules may limit the Fund’s ability to engage in portfolio transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Liquidity Risk. Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in Fund shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.

Mid-Capitalization Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, it may be more volatile than funds that invest in larger, more established companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Mortgage-Related and Other Asset-Backed Securities Risk. Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the

24

security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Newer Adviser Risk. The Adviser is newly registered with the SEC and has limited experience with managing an investment company regulated under the 1940 Act, which may limit the Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Adviser, and it is possible that the Adviser may not achieve the Fund’s intended investment objective.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with its methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●	Financial Sector Risk. Financial services companies are subject to extensive governmental regulation and intervention, which may adversely affect their profitability, the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and their size, among other things. Financial services companies also may be significantly affected by, among other things, interest rates, economic conditions, volatility in financial markets, credit rating downgrades, adverse public perception, exposure concentration and counterparty risk.

Small-Capitalization Risk.

Small Fund Risk. The Fund may invest in the securities of small-capitalization companies. As a result, it may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Error Risk. As with all index funds, the performance of the Fund and its index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Third-Party Data Risk. The Index, and consequently the Fund’s portfolio, is heavily dependent on information and data published by independent third parties (“Third-Party Data”). When Third-Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third-Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal

25

Home Loan Mortgage Corporation and the Federal National Mortgage Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government and involve increased credit risks.

Valuation Risk. Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation determined by the Adviser at that time.

When-Issued, TBA and Delayed Delivery Securities Risk. The Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. imposes mandatory margin requirements for certain types of when-issued, TBA, delayed delivery or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information (“SAI”). Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to fund shareholders and in other regulatory filings. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting Sphere Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or calling 1-844-2SPHERE or visiting www.spherefunds.com.

MANAGEMENT

The Board supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the funds and their shareholders.

Investment Adviser

Sphere Asset Management, LLC (“SAM” or “Adviser”), a Delaware limited liability company organized in 2026, serves as the investment adviser to the Funds. SAM is a wholly-owned subsidiary of Sphere. The Adviser’s principal place of business 440 N Barranca Ave #3149, Covina, CA 91723. The Adviser, subject to the general oversight of the Board, has overall responsibility for the general management and administration of the Funds, and as such, supervises and arranges the purchase and sale of securities held in the funds’ portfolios.

Each of the Funds, under an Investment Advisory Agreement between the respective Fund and the

26

Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

●              Sphere Small & Mid Cap Climate Fund: [ ]%

●              Sphere International Climate Fund: [ ]%

●              Sphere Bond Climate Fund: [ ]%

Sphere has contractually agreed to reimburse the Funds for expenses to the extent necessary to limit total operating expenses for the funds, as stated below (as a percentage of net assets):

	Institutional Shares	R6 Shares
Sphere Small & Mid Cap Climate Fund	[ ]%	[ ]%
Sphere International Climate Fund	[ ]%	[ ]%
Sphere Bond Climate Fund	[ ]%	[ ]%

The contractual figures shown in the table above represent a cap on the total operating expenses. The actual total operating expenses of a fund may be lower than this cap. See the Summary Section for each fund for more information. These agreements will not be terminated prior to December 31, 2035, and may be continued indefinitely by Sphere on a year-to-year basis.

Investment Sub-Advisers

Reflection Asset Management, LLC (“RAM” or the “Sub-Adviser”), an SEC-registered South Carolina limited liability company organized in 2019 and granted SEC registration in 2021, serves as the investment sub-adviser to the Sphere Small & Mid Cap Climate Fund and the Sphere International Climate Fund. RAM’s principal place of business is 7 Seagrass Lane, Isle of Palms, South Carolina 29451. RAM, subject to the general oversight of the Adviser and the Board, has overall responsibility for the general management and administration of the Sphere Small & Mid Cap Climate Fund and the Sphere International Climate Fund, including overall responsibility for directing the investments of those funds in accordance with their investment objectives, policies, and limitations, and overseeing investment activities.

Yousif Capital Management (“YCM” or the “Sub-Adviser”)), an SEC-registered Michigan limited liability corporation, serves as the investment sub-adviser to the Sphere Bond Climate Fund. Founded in 2021, its roots trace back decades, with a history of providing thoughtful, rules-based equity strategies and actively managed fixed income solutions for institutional clients. YCM, subject to the general oversight of the Adviser and the Board, has overall responsibility for the general management and administration of the Sphere Bond Climate Fund, including overall responsibility for directing the investments of that fund in accordance with its investment objective, policies, and limitations, and overseeing investment activities.

Adviser, under aSub-Advisory Agreement between the Adviser and the respective Sub-Adviser, pays the Sub-Adviser a fee. The fee is computed and payable at the end of each month. The fees are as follows:

●              Sphere Small & Mid Cap Climate Fund: [ ]

●              Sphere International Climate Fund: [ ]

●              Sphere Bond Climate Fund: [ ]

The basis for the Board of Trustees’ approval of the Investment Advisory Agreement and Sub-Advisory Agreements will be available in the Funds’ [annual][semi-annual] Certified Shareholder Report on Form N-CSR for the period ending [ ].

27

Portfolio Managers

Jason T. Britton, Chief Investment Officer of the Adviser and Chief Executive Officer of RAM, serves as the Portfolio Manager of the Sphere Small & Mid Cap Climate Fund and the Sphere International Climate Fund. Mr. Britton also serves as a portfolio manager of an exchange-traded fund offered in a separate investment company. Mr. Britton has served as the Chief Product Officer of Sphere since its inception in 2021. From 2016 to 2019, Mr. Britton served as a consulting portfolio manager for two different SEC registered investment advisers: Sciens Capital Management and AlphaOne Capital. From 2009 to 2016, Mr. Britton served as Managing Director and Head Portfolio Manager for thematic/ESG equities for U.S. Trust, a division of Bank of America. Additionally, Mr. Britton is the CEO of fintech startup Reflection Analytics. Mr. Britton received a B.S. in Business from Georgetown University and holds an MBA from the Yale School of Management.

The Sphere Bond Climate Fund is managed on a team basis by Ed Goard, CFA, Jim Kelts, CFA, Sam Gilbert, CFA, and Pam Iwasko, each of Yousif Capital Management, LLC (“YCM”). The portfolio management team is jointly responsible for the day-to-day management and implementation of the Fund’s investment strategy, including portfolio construction, security selection, trading, cash management, and maintaining the Fund’s portfolio exposures in accordance with the Fund’s investment objective, guidelines, and underlying index methodology.

Ed Goard, CFA, Chief Investment Officer, oversees YCM’s investment process across fixed income and global equity strategies, including research, market analysis, portfolio construction, and risk management. Mr. Goard has more than 30 years of capital markets and portfolio management experience. Prior to joining YCM, he served as Chief Investment Officer of INCORE Capital Management, where he was involved in the development and management of core and core-plus fixed income strategies. He previously served as a Senior Portfolio Manager at BlackRock and its predecessor, Barclays Global Investors. Mr. Goard is a CFA charterholder.

Jim Kelts, CFA, Director of Fixed Income, is responsible for the management and oversight of YCM’s fixed income portfolios. His experience includes investment-grade credit, government, aggregate, high-yield, international, and inflation-protected fixed income strategies across a range of duration profiles. His primary areas of sector expertise include corporate bonds and commercial mortgage-backed securities. Prior to joining YCM, Mr. Kelts spent nearly two decades at INCORE Capital Management and its predecessor, Munder Capital Management, where his roles included Senior Portfolio Manager and Head of Fixed Income Trading. Mr. Kelts is a CFA charterholder.

Sam Gilbert, CFA, Portfolio Manager, manages fixed income portfolios and participates in YCM’s credit research process, with a particular focus on corporate credit analysis and portfolio implementation. Prior to joining YCM, Mr. Gilbert served as an Associate Portfolio Manager and Credit Research Analyst at INCORE Capital Management, where he analyzed corporate issuers and assisted in the management of fixed income strategies. He began his career as an Analyst at J.P. Morgan Private Bank. Mr. Gilbert is a CFA charterholder.

Pam Iwasko, Portfolio Manager, has more than 30 years of fixed income investment experience. At YCM, she is involved in portfolio construction, duration and yield curve management, cash flow management, trading, and the implementation of fixed income portfolios. Prior to joining YCM, Ms. Iwasko served as a fixed income trader at INCORE Capital Management and held various fixed income investment management positions at Munder Capital Management. She began her career at Prudential Securities.

The SAI provides additional information about Portfolio Manager compensation, other accounts managed, and ownership of the Fund.

Fund Sponsor

The Fund Sponsor, Sphere, has licensed the indices to the Adviser and has entered a services

28

agreement with the Adviser, pursuant to which the Fund Sponsor agrees to (i) provide marketing support for the funds; (ii) assist with the development of, and provide other support to, the funds; and (iii) pay any amounts that the Adviser is contractually responsible for with respect to the expense limitation on Operating Expenses with respect to each of Institutional Shares and R6 Shares until such time as the funds become profitable. The Fund Sponsor also supports the funds through its campaigns to raise awareness around climate change. The Sub-Advisers have a minority economic ownership interest in the Fund Sponsor. The Fund Sponsor does not act as an investment adviser or otherwise provide investment advice to the Funds.

DISTRIBUTION AND SERVICING OF FUND SHARES

Distributor

The Sphere Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of fund shares. The offering of fund shares is continuous, and the Distributor distributes fund shares on a best-efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor is a registered broker-dealer and a member of FINRA.

Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) that allows each of Class R6 and Institutional Class shares of the Funds to make payments to financial intermediaries and other service providers for shareholders in return for shareholder servicing and maintenance of shareholder accounts. These shareholder servicing and maintenance fees may not exceed 0.10% of the average daily net assets of the Funds attributable to the Institutional Shares and may not be used to pay for any services in connection with the distribution and sale of the Funds. Institutional Shares of the Funds have implemented the Shareholder Servicing Plan. However, no shareholder servicing fees are currently being paid by the R6 Shares of the Funds, and there are no plans to impose these fees on the R6 Shares of the Funds as of the date of this prospectus. Because shareholder servicing fees are paid out of fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing, for distribution and shareholder services. The Adviser may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support, access to third party platforms, access to sales meetings, sales representatives and management representatives of the intermediary, and inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell fund shares or provide services to Fund shareholders. These payments may create a conflict of interest by influencing the representative to recommend the Funds over another investment. Amounts paid by the Adviser to shareholder services are in addition to or in lieu of amounts paid by the funds under the Shareholder Servicing Plan.

SHAREHOLDER INFORMATION

29

Description of Classes

The Funds offer Institutional Shares and R6 Shares in this prospectus. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each of the Institutional and R6 shares have different expenses and distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Institutional Shares. Institutional Class shares are subject to a shareholder servicing fee not to exceed 0.10% of the average daily net assets of the Funds attributable to the Institutional Class shares, computed on an annual basis. Institutional Shares are available to the following:

●	Institutional investors;
●	Retail investors (both non-retirement and individual retirement accounts) investing through intermediaries and financial institutions; and
●	Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf.

There is no minimum initial investment for Class R6 or Institutional Class shares of the Funds. Additional investments may be in any amount.

R6 Shares. R6 Shares are offered for sale without the imposition of shareholder servicing fees. R6 Shares are generally available only to certain retirement plans that trade on an omnibus level. R6 Shares may also be sold to certain direct shareholders who purchase their shares directly from Sphere Funds. R6 Shares pay lower annual expenses than the Institutional Shares.

R6 Shares are available in certain individual retirement plans, including the following, provided that, in each case, the plan trades on an omnibus level:

●	Section 401(a) and 457 plans;
●	Certain Section 403(b) plans;
●	Section 401(k), profit sharing, money purchase pension and defined benefit plans; and
●	Non-qualified deferred compensation plans.
●	R6 Shares are available for direct investors including, but not limited to:
●	Certain individual retirement plans (Section 401(a) and 457 plans; certain Section 403(b) plans; Section 401(k), profit sharing, money purchase pension and defined benefit plans; and non-qualified deferred compensation plans); and
●	Retail investors including but not limited to individually owned non-retirement accounts and retirement accounts (IRAs), as well as other entity accounts.

Pricing of Shares

The price of each class of the Funds’ shares is based on the NAV per share of that class. The NAV per share of each class of the Funds is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time) (“Market Close”) on each day that the Exchange is open for business (each, a “Business Day”). The NAV of a class of shares is calculated by adding the value of all securities and other assets in the Funds allocable to such class, deducting its liabilities allocable to such class, and dividing the balance by the number of outstanding shares of such class in the Funds. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or Ultimus Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by the Funds may trade on weekends or other days when the funds do not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold. Any order received after the close of trading on the Exchange will be processed at the NAV as determined as of the close of trading on the next day the Exchange is open.

30

The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Funds, which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), and for which market quotations are available, are valued at the last quoted sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price.

Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities for the funds, subject to oversight by the Board. Assets and securities for which market quotations are not readily available are valued in good faith in accordance with the Valuation Designee’s procedures.

When the Funds use fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. The Funds’ policies are intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Valuation Designee’s procedures may not reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing.

Purchase of Shares

The Funds’ shares are offered on a continuous basis and are sold without any sales charges. There is no minimum initial investment in the Funds and additional investments may be made in any amount. The funds do not charge any sales loads, deferred sales loads, or 12b-1 fees, in connection with the purchase of either Class R6 shares or Institutional Class shares. You may purchase shares as specified below.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

By Mail: You may purchase shares by sending a check in U.S. dollars drawn on a U.S. bank payable to the address below, indicating the name of the fund and the dollar amount to be purchased, along with a completed application. Cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions will generally not be accepted for the purchase of Fund shares. You may use the Automated Clearing House (“ACH”) network to make an initial purchase of Fund shares, including through enrollment in the Fund’s Automatic Investment Plan which uses the ACH network to process recurring investments. To elect this option, please supply the Fund’s Automatic Investment Plan documentation of complete bank account number and bank ownership (which must have at least one common owner as your Sphere 500 Climate Fund account), such as a voided check or a copy of a bank statement for the bank account when submitting the completed application. Please refer to the “SHAREHOLDER INFORMATION – Automatic Investment Plan” section below. The Fund may limit ACH purchases to a maximum of $100,000 per transaction. This limit may be modified at any time without prior notice. Except for initial purchases made through the Automatic Investment Plan, ACH purchases are permitted for additional investments only and will be effective at the NAV per share on the business day after the order is placed.

Send the check and account application to:

Regular mail:

Sphere Funds c/o Ultimus Fund Solutions

P.O. Box 46707

31

Cincinnati, OH 45246

Overnight mail:

Sphere Funds c/o Ultimus Fund Solutions

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.

Purchase orders must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing.

By Wire:

You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-844-2SPHERE to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC (“Ultimus”) at the above address, to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. The purchase price per share will be the NAV determined after the wire purchase is received by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Funds at any time by mail, wire, through an Automatic Investment Plan, or via ACH transfer. Each additional mail purchase request must include:

●	your name
●	the name on your account(s)
●	your account number(s)
●	a check made payable to the Fund.

Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a completed form/letter to the Fund requesting this option and supply documentation of complete bank account number and bank ownership (which must have at least one common owner as your Sphere Funds account), such as a voided check or a copy of a bank statement for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions. The Funds may alter, modify or terminate this purchase option at any time.

Checks should be sent to the Funds at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, call Shareholder Services at 1-844-2SPHERE to obtain instructions.

By Telephone: Investors may purchase additional shares of the Funds by calling 1-844-2SPHERE. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders in any amount will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account

32

prior to making a purchase. If your order is received prior to Market Close (generally, 4:00 p.m. Eastern Time), your shares will be purchased at the NAV calculated on the day your order is placed.

Purchase orders by telephone must be received by or prior to Market Close (generally, 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan: For your convenience, the Funds offer an Automatic Investment Plan (“AIP”) for shareholders to make regular investments. The AIP may also be used to establish an initial investment in the Funds. Under the AIP, you may authorize the Funds to withdraw automatically from your personal checking or savings account an amount that you wish to invest on a periodic basis. Your bank must be a member of the ACH network in order to participate in the AIP. To enroll in the AIP, complete the appropriate section of the Account Application. The Funds may suspend, modify or terminate the AIP at any time. You may cancel your participation in the AIP by notifying the Transfer Agent at least five calendar days prior to the effective date. A fee of $25 will be charged if your bank does not honor the AIP draft for any reason.

Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent in good order before Market Close will be priced at the NAV that is determined as of Market Close. “Good Order” means your purchase request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be purchased, (3) the account number, and (4) a check payable to “Sphere 500 Climate Fund”. Purchase orders received in Good Order after Market Close will be priced as of the close of regular trading on the following Business Day. Purchase requests not in Good Order may be rejected.

Any purchase order may be rejected if the Funds determine that accepting the order would not be in the best interest of the Funds or its shareholders. The Funds reserve the right to suspend the offering of shares. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check or other method of payment that is returned. The Fund reserves the right to reject any account application. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

ACH purchases may not exceed $100,000 per transaction. The Funds reserve the right to change this limit at any time without prior notice. The Funds may also reject any purchase order for any reason.

Other Fees: The Funds’ Transfer Agent may charge account maintenance or transaction fees including, but not limited to, an annual IRA custodial fee (currently $25), statement retrieval fees (currently $25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations (currently $25 per transaction). These fees may change in the future.

Redemption of Shares

You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent or authorized financial intermediary has received your redemption request. The Funds’ name, your account number, the number of shares or dollar amount you would like redeemed and the signatures of all shareholders whose names appear on the account registration should accompany any redemption requests. You may elect to have redemption proceeds paid by check, by wire or by electronic funds transfer via ACH. Proceeds will be sent to the address or bank account on record. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. If you purchased your shares through a financial intermediary (as discussed under “Purchasing and Redeeming Shares Through a Financial Intermediary,” below) you should contact the financial intermediary for information relating to redemptions.

The Funds typically expect to pay redemption proceeds on the next Business Day after the redemption request is received in good order and prior to Market Close (generally, 4:00 p.m. Eastern Time), regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. If the Funds have sold securities to generate cash to meet your redemption request, the redemption proceeds may be postponed until the first Business Day after the Funds receive the sales proceeds. Under unusual

33

circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings if consistent with the management of the funds. The Funds reserve the right to redeem in-kind as described under “In-Kind Redemptions,” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Funds’ net assets in order to minimize the effect of large redemptions on the Funds and their remaining shareholders. Redemptions in-kind may be used regularly in circumstances, such as those described above, and may also be used in stressed market conditions. If shares to be redeemed represent a recent investment made by check or ACH transfer, the funds reserve the right to not make the redemption proceeds available until they have reasonable grounds to believe that the check or ACH transfer has been collected (which may take up to 10 calendar days). Shareholders can avoid this delay by utilizing the wire purchase option.

By Mail: If you redeem your shares by mail, you must submit written instructions which indicate the Funds’ name you are redeeming shares from, your account number, the number of shares or dollar amount you would like redeemed and the signatures of all shareholders whose names appear on the account registration along with a signature guarantee, if applicable. Your redemption request should be sent to:

Regular mail:

Sphere Funds c/o Ultimus Fund Solutions

P.O. Box 46707

Cincinnati, OH 45246

Overnight mail:

Sphere Funds c/o Ultimus Fund Solutions

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices. Redemption requests must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing.

By Wire: Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system.

By Telephone: If you prefer to redeem your shares by telephone and you did not decline telephone options on your account application, you may then initiate a redemption of shares up to the amount of $50,000 by calling the Transfer Agent at 1-844-2SPHERE. Adding telephone options to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.

Investors may have a check sent to the address of record, may wire proceeds to a shareholder’s bank account of record, or proceeds may be sent via electronic funds transfer through the ACH network, also to the bank account of record.

Redemption requests by telephone must be received by or before the close of regular trading on the Exchange on any Business Day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If you are unable to contact the fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after Market Close (generally, 4:00 p.m. Eastern Time).

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures

34

to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the funds or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Plan: You may specify a dollar amount ($100 minimum) to be withdrawn quarterly. You must own shares in an open account valued at $10,000 when you first authorize the systematic withdrawal plan. The Funds will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account. You may cancel or change your plan at least five days prior to the next scheduled withdrawal or redeem all your shares at any time. The funds will continue withdrawals until your shares are gone or until the funds or you cancel the plan. IRA accounts establishing a Systematic Withdrawal Plan to satisfy a Required Minimum Distribution are exempt from the minimum withdrawal amount and minimum account size requirements.

In-Kind Redemptions: The Funds reserve the right to honor redemption requests by making payment in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption-in-kind”), and may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. Redemptions in-kind are taxable in the same manner to a redeeming shareholder as redemptions paid in cash for federal income tax purposes. Securities redeemed in-kind will be subject to market risk until they are sold. In addition, the sale of securities received in-kind may be subject to brokerage fees and may give rise to taxable gains or losses.

Retirement Accounts: Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRAs and other retirement accounts may be redeemed by telephone at 1-844-2SPHERE. You will be asked whether or not to withhold taxes from any distribution.

Signature Guarantees: A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	When a redemption is received by the Transfer Agent and the account address has been changed within the last 30 calendar days; or
●	For all redemptions in excess of $50,000 from any shareholder account.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Other Fees. The Funds’ Transfer Agent may charge account maintenance or transaction fees including, but not limited to, fees for outbound wires (currently $15 per wire), IRA withdrawal fees (transfer or redemption) (currently $25 per withdrawal), and overnight delivery fees (currently $35 per overnight delivery). These fees may change in the future.

35

Purchasing and Redeeming Shares Through a Financial Intermediary

You may purchase and redeem shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell their shares and receive purchase and redemption orders on behalf of the Funds. When you place your purchase or redemption order with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Funds. Financial intermediaries may be authorized by the Distributor to designate other financial intermediaries to accept orders on the Funds’ behalf. An order is deemed to be received when the Funds, a financial intermediary or, if applicable, a financial intermediary’s authorized designee accepts the order. The financial intermediary holds your shares in an omnibus account in the financial intermediary’s name, and the financial intermediary maintains your individual ownership records. Your financial intermediary may charge you a fee for handling your purchase and redemption orders. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

The Distributor, on behalf of the Funds, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own Fund shares. The Funds, the Adviser, and the Funds Sponsor, or their affiliates, may pay financial intermediaries for such services. The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services.

Frequent Purchases and Redemptions

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). “Market timing” generally refers to frequent or excessive trades into or out of mutual funds in an effort to anticipate changes in market prices of its investment portfolio. Frequent purchases and redemptions of fund shares can disrupt the management of the funds, negatively affect the funds’ performance, and increase expenses for all of the Funds’ shareholders. In particular, frequent trading can: (i) force the Funds’ portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Funds; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded or are traded primarily in markets outside of the U.S. Frequent traders using arbitrage strategies can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the funds.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds’ policies are intended to discourage excessive trading in the Funds’ shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase request order at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive.

In applying these policies, the Funds consider the information available at the time and may consider trading activity in multiple accounts under common ownership, control, or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity. The Funds will seek to make judgments and applications of the Funds’ policies that are consistent with the interests of the Funds’ shareholders.

There is no guarantee that the Funds or their agents will be able to detect market timing or abusive

36

trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Funds for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.

The Funds’ policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are substantially limited in its ability to identify or deter excessive traders or other abusive traders. The Funds will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable. Nonetheless, the Funds’ ability to identify and deter frequent purchases and redemptions of Fund shares through omnibus accounts is limited. The Funds’ success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading, which are different than those of the Funds. In some cases, the Funds may rely on the excessive trading policies of the financial intermediaries in lieu of applying the Funds’ policies when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds. If a financial intermediary fails to enforce the Funds’ policies with respect to market timing and other abusive trading activity, the Funds may take other actions, including terminating its relationship with such financial intermediary.

Other Fund Policies

Account Statements and Transaction Confirmations: You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Customer Identification Program: In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing only a P.O. Box will not be accepted. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you will be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to: (i) place limits on transactions in an investor’s account until the investor’s identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that an investor’s

37

identity is not verified.

Householding: You may occasionally receive proxy statements and other regulatory documents for the Fund. In an effort to decrease costs and to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same address (“householding”). If you would like to discontinue householding for your accounts please call, toll-free, 1-844-2SPHERE to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders: It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Shareholders with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Distributions

Distributions from a Fund’s net investment income, if any, are declared and paid annually. Any net capital gain realized by a Fund also will be distributed annually.

Distributions are payable to shareholders as of the record date (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions will be reinvested in additional Fund shares, unless you choose one of the following options:

(1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares;

(2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local income tax.

If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Taxes

Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in a Fund.

Distributions of a Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. Although the Fund expects that most or all of its distributions of investment company taxable income will be taxed at the federal income tax rates applicable to ordinary income, for a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income

38

(generally, dividends received by the Fund from U.S. corporations, corporations incorporated in a possession of the U.S., and certain foreign corporations that are eligible for the benefits of a comprehensive tax treaty with the U.S.), such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds a at rate set under Section 3406 of the Internal Revenue Code of 1986, as amended, for United States residents (24% as of the date of this Prospectus).

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to the Fund’s shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referenced above.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November, or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

Some foreign governments levy withholding taxes against dividends and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.

The Fund is required to report to certain shareholders and the IRS the adjusted cost basis of Fund shares when those shareholders subsequently sell or redeem those shares. The Fund will determine adjusted cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost

39

basis method.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Funds’ performance for the Funds’ periods of operations. Because the Funds have not yet commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

40

PRIVACY NOTICE

FACTS	WHAT DO THE SPHERE FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●      Social Security number and wire transfer instructions

●      account transactions and transaction history

●      investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does the Fund share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-844-2SPHERE

41

Who we are:
Who is providing this notice?	Sphere Asset Management, LLC Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)
What we do:
How do the funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the funds collect my personal information?

We collect your personal information, for example, when you

●      open an account or deposit money

●      direct us to buy securities or direct us to sell your securities

●      seek advice about your investments

●      We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●      sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●      affiliates from using your information to market to you.

●      sharing for nonaffiliates to market to you.

●      State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●      Reflection Asset Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

●      The Fund does not share with affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.
42

Investment Adviser

Sphere Asset Management, LLC
440 N Barranca Ave #3149

Covina, CA 91723

Investment Sub-Advisers

Reflection Asset Management, LLC
7 Seagrass Lane

Isle of Palms, SC 29451

Yousif Capital Management
39533 Woodward Ave #100,
Bloomfield Hills, MI 48304

Index Administrators

BITA GmbH

Karlstrasse 12

Frankfurt am Main, Hessen 60329

Germany

Solactive AG
Platz der Einheit 1

60327 Frankfurt am Main

Germany

Independent Registered Public Accounting Firm

[                  ]

Counsel to the Trust

Sullivan & Worcester

1251 Avenue of the Americas, 19th floor

New York, NY 10020

Custodian

U.S. Bank

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Transfer Agent, Fund Accountant, and Fund Administrator

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

You can find more information about the Funds in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s financial statements, including the notes thereto and the report of the independent registered public accounting firm thereon, included in the Fund’s most recent Form N-CSR are incorporated into this Prospectus by reference.

The Fund’s SAI, annual and semi-annual reports and other information such as the Fund’s financial statements, are available on the Fund’s website at www.spherefunds.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper shareholder reports from the Fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through e-delivery.

Copies of the shareholder reports, other information such as Fund and/or Predecessor Fund financial statements, and answers to questions about the Fund, may be obtained without charge, upon request, by contacting:

Sphere Funds c/o Ultimus Fund Solutions

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

1-844-2SPHERE

The SAI, shareholder reports and other information about the Fund are also available:

●	free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
●	free of charge from the funds’ website at www.spherefunds.com; or
●	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s SEC Investment Company Act of 1940 file number is [ ].

SPHERE TRUST

Sphere Funds

R6 and Institutional Shares

Sphere Small & Mid Cap Climate Fund

Institutional Shares: [ ] | R6 Shares: [ ]

Sphere International Climate Fund

Institutional Shares: [ ] | R6 Shares [ ]

Sphere Bond Climate Fund

Institutional Shares: [ ] | R6 Shares [ ]

STATEMENT OF ADDITIONAL INFORMATION

[       ], 2026

This Statement of Additional Information (“SAI”) provides general information about the Sphere Funds (the “Funds”), a series of Sphere Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated [ ], 2026 (the “Prospectus”), as may be amended from time to time. The Prospectus is hereby incorporated by reference, which means it is legally part of this document. Financial statements for the Funds for the fiscal year, including the notes thereto, will be included in the N-CSR filing once available.

You may obtain a copy of the Prospectus, financial statements, and the Annual and Semi-Annual Reports to shareholders, at no charge, by contacting the Funds at the address or toll-free telephone number below, or by visiting the Fund’s website at www.oursphere.org/fund.

Sphere Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Telephone: 1-844-2SPHERE

1

TABLE OF CONTENTS

General Information	3
Investment Policies, Strategies, and Associated Risks	3
Disclosure of Portfolio Holdings	7
Investment Limitations	8
Trustees and Officers	9
Additional Information Concerning the Board of Trustees Board	10
Board Committees	11
Qualifications of the Trustees	11
Codes of Ethics	12
Proxy Voting	12
Anti-Money Laundering Program	13
Control Persons, Principal Shareholders, and Management Ownership	13
Investment Advisory Services	13
Investment Sub-Advisory Services	14
Service Providers	15
Fund Administrator, Transfer Agent, and Fund Accountant	15
Independent Registered Public Accounting Firm	15
Counsel to the Trust	15
Custodian	15
Compliance Services	15
Distribution of Shares	15
Shareholder Servicing Plan	16
Portfolio Manager	17
Brokerage Allocation and Other Practices	18
Description of Shares, Voting Rights and Liabilities	18
Purchase, Redemption, and Pricing of Shares	19
Redemptions In Kind	20
Pricing of Shares	20
Distributions	21
Taxation of the Fund	21
Capital Loss Carryforwards	24
Equalization Accounting	24
Financial Statements	25
Appendix A: Sphere Trust Proxy Voting Policies and Procedures	26
Delegation of Proxy Voting Authority to a Fund’s Adviser and/or Sub-Advisers	26
Annual Filing of Proxy Voting Record	26
Availability of Proxy Voting Policy and Records Available to Fund Shareholders	26
Other Proxy Voting Disclosures	27

2

General Information

The Funds are mutual funds that are diversified, separate series of Sphere Trust. Sphere Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Sphere Trust was organized as a Delaware statutory trust on September 2, 2026. The Declaration of Trust (the “Declaration of Trust”) permits the Board of Trustees of Sphere Trust (the “Board”) to establish a series of shares, each of which constitutes a series separate and distinct from the shares of the other series. Each of the Funds offers two classes of shares: Institutional Shares and R6 Shares.

Investment Policies, Strategies, and Associated Risks

The following information supplements the information concerning the Funds’ investment objectives, policies and limitations found in the funds’ prospectus.

Investment Objectives. The Funds seek to track the performance, before fees and expenses, of their representative indices as described in the prospectus. The Funds’ investment objectives may be changed without the approval of the Funds’ shareholders upon 60 days prior written notice to shareholders.

Diversification Status. The Funds are diversified. Under applicable federal laws, to qualify as a diversified fund, the Funds, with respect to 75% of their total assets, may not invest more than 5% of their total assets in any one issuer and may not hold more than 10% of the voting securities of any one such issuer. The remaining 25% of the Funds’ total assets do not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Funds’ holdings is measured at the time the fund purchases a security. However, if the Funds purchase a security and hold it for a period of time, the security may become a larger percentage of the Funds’ total assets due to movements in the financial markets. If the market affects several securities held by the Funds, the Funds may have a greater percentage of their assets invested in securities of fewer issuers. The Funds’ classification as diversified funds is a fundamental policy and cannot be changed without the prior approval of the Funds’ shareholders, as described under “Investment Limitations,” below.

ASSOCIATED RISKS

Artificial Intelligence Risk. The rapid development and increasingly widespread use of certain artificial intelligence technologies, including, but not limited to, machine learning technology and generative and agentic artificial intelligence technologies (collectively “AI Technologies”), may adversely impact markets, the overall performance of the Funds' investments, or the services provided to the Funds by their service providers (including, without limitation, the Funds’ investment adviser, sub-adviser, fund accountant, custodian, or transfer agent). For example, issuers in which the Funds invest and/or service providers to the Funds may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate, misleading or biased, leading to adverse effects for the Funds, including, potentially, errors in decision making, reputational, financial or social harm, legal or operational challenges and investment losses. Inappropriate use of AI Technologies or overreliance on AI outputs without adequate human oversight may further exacerbate these risks. Additionally, the broader use of AI Technologies could impact the market as a whole, including by way of use by malicious actors for market manipulation, fraud and cyberattacks, and may face regulatory scrutiny in the future, which could limit the development of this technology and impede the growth of companies that develop and use AI.

Actual usage of AI Technologies by the Funds’ service providers and issuers in which the Funds invest will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Funds.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business,

3

the Funds are susceptible to operational, information security, and related risks. Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAVs, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Money Market Fund Investment Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.

DESCRIPTION OF PERMITTED INVESTMENTS

Borrowing. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Such borrowings may be on a secured or unsecured basis at fixed- or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund is required to reduce the Fund’s debt and restore the 300% asset coverage within three business days, and may be required to dispose of some of its portfolio holdings, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This coverage allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock  market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

4

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with weighted average lives of ten years or less. Asset-backed securities may have a higher level of default and lower recoveries than mortgage-backed securities. Some tranches of asset-backed securities have substantial amounts of credit enhancement in order to seek to help mitigate or minimize the risk of principal or interest loss as a result of normalized levels of defaults and recoveries, which may increase their overall credit rating. Asset-backed securities may have a higher level of default and lower recoveries than mortgage-backed securities. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds.

Mortgage-Backed Securities. Mortgage-backed securities generally represent interests in pools of mortgages on residential or commercial property. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages. Mortgage-backed securities tend to pay higher yields to compensate for prepayment risk.

Collateralized mortgage obligations (“CMOs”) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class. In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Residential mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on residential real property. Residential mortgages may be issued and guaranteed by the U.S. Government or its agencies, some of which do not have an explicit U.S. Government guarantee, or

5

by private issuers. Residential mortgages issued or guaranteed by private issuers typically have more credit risk than those issued or guaranteed by the U.S. Government or its agencies. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying residential mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of residential mortgage-backed securities with lower yields. As a result, increases in prepayments of residential mortgage-backed securities purchased at a premium, or decreases in prepayments of residential mortgage-backed securities purchased at a discount, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of residential mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks.

Illiquid and Restricted Investments. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit shall be observed continuously. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund were to be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted investments which are not readily marketable, such Fund will take such steps as set forth in its procedures as adopted by the Board.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Money Market Funds. The Funds may invest in underlying money market funds that either seek to

6

maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Funds to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when a Fund sells the shares it owns they may be worth more or less than what such Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Portfolio Turnover. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High portfolio turnover may result in increased brokerage costs to the Fund and also adverse tax consequences to the Fund’s shareholders.

The Funds are new and do not have a portfolio turnover rate to report as of the date of this SAI.

Disclosure of Portfolio Holdings

The Trust has policies and procedures in place that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio holdings is in the best interest of Fund shareholders, considering actual and potential material conflicts of interest that could arise between the interests of the Funds’ shareholders and the interests of the Adviser, Distributor (as defined below), or any other affiliated person of the Funds.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the financial statements to Fund shareholders, and in the quarterly holdings report on regulatory filings (including Form N-PORT), as applicable. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Generally, the Funds will post to its website a list of the Funds’ top ten holdings and/or full portfolio holdings on a daily basis by the next business day, at the discretion of the Adviser.

Information about the Funds’ portfolio holdings will not be distributed to any third party except as described below:

●	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;
●	The disclosure is to a mutual fund rating or evaluation services organization (such as FactSet or Morningstar), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement with the Fund, or is bound by applicable duties of confidentiality imposed by law;
●	The disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as investment advisers involved in the investment process, the Board, independent registered public accountants, counsel to the Funds or the Trustees, proxy voting service providers, financial printers involved in the reporting process, other service providers assisting with regulatory requirements (e.g., liquidity classifications and regulatory filing data), fund administration, fund accounting, transfer agency, or custody of the Fund, including, but not limited to Ultimus Fund Solutions, LLC;
●	The disclosure is made by the Adviser to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; the Adviser may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser with natural order flow;
●	The disclosure is made to institutional consultants evaluating the Funds on behalf of potential investors;
●	The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available
7

to the public or (b) relates to information that is otherwise available to the public (e.g., portfolio information that is available on the Fund’s website at least one day prior to the disclosure); or

●	The disclosure is made pursuant to prior written approval of the Trust’s Chief Compliance Officer, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Funds’ shareholders.

The Funds’ policies and procedures prohibit any direct or indirect compensation or consideration of any kind being paid to, or received by, any party in connection with the disclosure of information about the Fund’s portfolio holdings.

The Trust’s Chief Compliance Officer may designate the Adviser’s chief compliance officer as the party responsible for ensuring that all confidentiality agreements involving the non-public disclosure of portfolio holdings adhere to the funds’ policies and require that the Adviser’s chief compliance officer disclose and report all confidentiality agreements to the Chief Compliance Officer.

The Trust’s Chief Compliance Officer must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefore, other than the ongoing arrangements described above. In connection with the oversight responsibilities by the Board, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the Board.

Generally between the 5th and 10th business day of the month following each month (or quarter) end, the Funds may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations, including, but not limited to, FactSet, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc.

Investment Limitations

The Funds have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of: (i) 67% or more of the shares of the Funds present at a shareholders’ meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement.

As a matter of fundamental policy, the Funds will not:

1.	purchase the securities of any one issuer, if as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. government obligations will be treated as U.S. government obligations;
2.	invest 25% or more of their net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. government or its agencies, or securities of other investment companies), except that the Funds will concentrate to approximately the same extent that their respective indices concentrate in the securities of such particular industry or group of related industries;
3.	borrow money, provided that the Funds may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);
4.	make loans to other persons, except by: (1) purchasing debt securities in accordance with its
8

investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5.	underwrite any issue of securities, except to the extent that the Funds may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
6.	purchase or sell real estate, provided that the Funds may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;
7.	purchase or sell physical commodities, provided that the funds may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or
8.	issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the SEC staff has maintained that a Fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund. The Funds will look through to the underlying holdings of investment companies in which the Funds are invested in determining the concentration of the Funds and their compliance with the restriction provided in item (2).

With respect to the restriction set forth in item (8), above, derivatives transactions, short sales and other obligations that create future payment obligations involve the issuance of “senior securities” for purposes of Section 18 of the 1940 Act. In addition, borrowings are considered senior securities under the 1940 Act, except for bank and temporary borrowings.

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board. The Board will consist of three individuals, two of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, administrator, distributor, custodian and transfer agent. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The current Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address[a], Year of Birth	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Interested Trustee
Alex Wright-Gladstein (1986)	Board Chair and Trustee	09/2026 to present	CEO of Our Sphere, Inc. (since 2021); Founding CEO and then Chief Strategy Officer of Ayar Labs (2015-2021)	3	None
Independent Trustees
[ ]	[ ]	[ ]	[ ]	3	[ ]
[ ]	[ ]	[ ]	[ ]	3	[ ]
9

a.	The business address of each Trustee and officer is Sphere Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
b.	Trustees and officers serve until their successors are duly elected and qualified.

Additional Information Concerning the Board of Trustees Board

Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust. The Board has engaged the Adviser to manage the funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws. Subject to the provisions of the Declaration of Trust, its By-Laws (the “By-Laws”) and Delaware law, the Board has all powers necessary and convenient to carry out these responsibilities, including, among other things, the election and removal of the Trust’s officers.

The Board is currently composed of [ ] members. The Board meets periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. The Board also regularly meets outside the presence of management and is advised by independent legal counsel.

The Board is Chaired by Alex Wright-Gladstein. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and others to be named by Trustees between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chair does not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established two standing Committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish additional committees or informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board reviews its structure regularly as part of its annual self-assessment. The Board has determined that its current leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and at the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

The Board oversees risk as part of its general oversight of the Funds. The Board has emphasized to the Adviser and other service providers the importance of maintaining vigorous risk management programs and procedures. The Funds are subject to a number of risks, including investment, liquidity, compliance, financial, operational, and valuation risks, among others. Under the overall supervision of the Board, the Adviser and other service providers perform risk management as part of the day-to-day operations of the Funds. Each of the Adviser and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. The Board has appointed a Chief Compliance Officer for the Trust who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its principal service providers. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Various personnel, including the Trust’s Chief Compliance Officer and senior personnel of the Adviser and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

10

Board Committees

The Board has two standing committees: the Audit Committee and the Nominating and Governance Committee (the “Governance Committee”).

The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust. In performing its oversight function, the Audit Committee has, among other things, specific power and responsibility: (1) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as deemed appropriate by the Audit Committee, the internal controls of the Funds’ service providers; (2) to oversee the quality, objectivity, and integrity of the Funds’ financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, monitor the independent auditor’s qualifications, independence, and performance; and (4) to act as a liaison between the Trust’s independent registered public accounting firm and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least semi-annually. The Audit Committee is comprised of [ ].

The Governance Committee is responsible for assisting the Board with matters related to the periodic review and evaluation of the governance, composition and operations of the Board and its Committees, including the selection and nomination of candidates to serve as Trustees of the Trust and of chairs of the Committees. The Governance Committee is comprised of [ ]. The Governance Committee will consider nominees recommended by shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Governance Committee meets as often as necessary or appropriate to discharge its functions and will meet at least annually.

Qualifications of the Trustees

The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance Committee also does not set forth any specific qualifications. The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Trustee, including those listed in the chart earlier in this section. Among the Qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information and proposals provided to them regarding the Trust, to interact effectively with each of the other Trustees, the Adviser, independent registered public accounting firm and the other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee. The following is a summary of Qualifications that support the conclusion that each individual qualifies to serve as a Trustee of the Trust. Additional details regarding the background of each Trustee is included in the chart earlier in this section.

Alex Wright-Gladstein. Ms. Wright-Gladstein is Board Chair. She has experience in the financial, operations and management areas of the financial industry, having served as the CEO of Our Sphere, Inc., the sponsor organization for the Sphere 500 Climate Fund, a 1940 Act Registered Fund. Previously she served as founding Chief Executive Officer of Ayar Labs, a semiconductor and AI technology company.

[       ]

[       ]

11

Trustee Ownership of Fund Shares and Other Interests

The following table shows the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustees in the family of investment companies owned by the Trustees as of December 31, 2025, using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, and over $100,000.

Name of Fund(1)	Alex Wright-Gladstein	[Independent Trustee 1]	[Independent Trustee 2]

1.	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
2.	Refers to all series in the Trust.

Compensation. Effective [ ], each Trustee receives from the Trust an annual retainer of $[ ], plus reimbursement of related expenses. The Chairperson of the Audit Committee receives an additional annual retainer of $[ ]. The following table shows the compensation estimated to be earned by each Trustee for the Funds’ current fiscal year ending [ ], 2027.

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees[1]
Alex Wright-Gladstein	N/A	N/A	N/A	N/A
[ ]		N/A	N/A
[ ]		N/A	N/A

Codes of Ethics

The Trust, the Adviser, the Sub-Advisers and the Distributor have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access to persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Adviser, subject to the Board’s continuing oversight and in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by Adviser. The Trust Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Adviser to present to the Board, at least annually, the Voting Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Pursuant to the Voting Policies and Voting Guidelines, the Adviser will vote all proxies as it judges in the best interests of the Funds and their respective shareholders and consistent with environmental, social and governance principles. The Adviser utilizes “As You Vote,” As You Sow’s proxy voting platform, to facilitate voting on

12

behalf of the Funds. As You Sow is a non-profit shareholder advocacy organization that uses the power of the proxy to create positive, lasting changes in corporate behavior. The Trust Policies, Adviser’s Voting Policies and As You Sow’s Voting Guidelines are attached to this SAI as Appendix A. The Voting Guidelines are utilized by the Funds to vote proxies in a climate-friendly way. The Trust’s CCO will review the Trust Policies and the Voting Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

In the event that the Adviser determines that there is a material conflict of interest with respect to the proxy vote, it will be addressed in one of the following ways: (i) the proxy will be voted according to the Voting Policies if the application of the policy to the matter presented involves little discretion on the Adviser’s part; (ii) the proxy will be voted following consultation with a proxy voting service, legal counsel or other third party, as appropriate; (iii) the proxy will be referred to the client or to a fiduciary of the client for voting purposes; or (iv) the conflict will be disclosed to the client or, with respect to an investment company client, the Independent Trustees and the Adviser will obtain the client’s or Trustees’ direction to vote the proxies.

When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling (800) 497-2960, (ii) on or through the Funds’ website at www.oursphere.org/fund, and (iii) on the SEC’s website at www.sec.gov.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of the date of this SAI, the Funds had not yet commenced operations and no Shares were outstanding.

Investment Advisory Services

Sphere Asset Management, LLC located at 440 N Barranca Ave #3149, Covina, CA 91723, serves as the investment adviser to the Fund. Alex Wright-Gladstein, Founder and Chief Executive Officer is the controlling owner of the Adviser.

Effective September xx, 2026, pursuant to an investment advisory agreement approved by shareholders (the “Investment Advisory Agreement”), the Funds pay the Adviser a fee of [ ] for investment advisory

13

services. The Investment Advisory Agreement may be terminated on 60 days’ written notice without penalty: (i) by vote of the Board; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Adviser. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Funds, except to the extent of a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of its obligations and duties under the agreement.

Under the terms of the Investment Advisory Agreement, with respect to the Fund, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund securities and other investments consistent with the Fund’s objective and policies; (c) furnish office space and office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to maintain all books and records with respect to the Fund’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefor. The Trust and/or the Adviser may at any time or times, upon approval by the Board and the shareholders of the Fund, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

Investment Sub-Advisory Services

The Adviser has retained Reflection Asset Management, LLC (“RAM”), a South Carolina limited liability company, located at 7 Seagrass Lane, Isle of Palms, SC 29451, to serve as investment sub-adviser to the Sphere Mid & Small Cap Climate Fund and the Sphere International Climate Fund pursuant to a sub-advisory agreement between the Adviser and RAM (the “RAM Sub-Advisory Agreement”). The Adviser has retained Yousif Capital Management (“YCM” and, together with RAM, the “Sub-Advisers”), a [ ], located at [ ], to serve as investment sub-adviser to the Sphere Bond Climate Fund pursuant to a sub-advisory agreement between the Adviser and YCM (the “YCM Sub-Advisory Agreement” and, together with the RAM Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Sub-Advisers are responsible for the day-to-day management of each respective Fund’s portfolio, subject to the supervision of the Adviser and the Board. For their services, the Sub-Advisers are paid a fee by the Adviser, which fee is calculated [daily] and paid [monthly], at an annual rate set forth in the table below based on such Fund’s average daily net assets.

●              Sphere Small & Mid Cap Climate Fund:

●              Sphere International Climate Fund:

●              Sphere Bond Climate Fund:

The Sub-Advisory Agreements with respect to each Fund will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreements will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreements will terminate automatically in the event of their assignment, and are terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of respective Fund, on 60 days’ written notice to the Adviser

14

and the Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days’ written notice to the Trust and the other party. The Sub-Advisory Agreements provide that the Sub-Advisers shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Service Providers

Fund Administrator, Transfer Agent, and Fund Accountant

The Fund retains Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Administrator” or the “Transfer Agent”), to serve as transfer agent, dividend paying agent and shareholder service agent, and to provide the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. The Fund also retains Ultimus to provide the Fund with fund accounting services, including calculating the Fund’s daily net asset value, necessary office equipment, personnel and facilities. Officers of the Trust are also officers and/or employees of Ultimus (the Administrator, the Transfer Agent and accounting services agent for the Trust).

The table below will subsequently indicate fees paid for the periods indicated.

Fund Accounting and Administrative Fees	Transfer Agent Fees

Independent Registered Public Accounting Firm

[ ], is the independent registered public accounting firm for the Fund. [ ] will perform an annual audit of the Fund’s financial statements. [ ], an affiliate [ ], will provide tax and other permissible non-audit services as requested.

Counsel to the Trust

Sullivan & Worcester, 1251 Avenue of the Americas, New York, NY, 10020, serves as legal counsel to the Trust and the Independent Trustees.

Custodian

U.S. Bank National Association (the “Custodian”), located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI, 53212, serves as the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund. The Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian maintains custody of securities and other assets of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, and collects income from investments. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust, on behalf of the Fund. Under this consulting agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Distribution of Shares

Ultimus Fund Distributors, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of

15

the shares of the Funds and is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best-efforts basis. The Distributor has no obligation to sell any specific quantity of Funds’ shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distribution Agreement provides that, unless sooner terminated with respect to the Funds, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated with respect to the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Funds. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Funds for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan that allows the Class R6 and Institutional Class shares of the Funds to pay for shareholder support services from the Funds’ assets in an amount not to exceed 0.10% of average daily net assets of the Fund attributable to each of the Class R6 and Institutional Class shares. Under the plan, each Fund may pay shareholder servicing fees to shareholder servicing agents who have written shareholder servicing agreements with the Fund and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of the Fund’s shareholders. Such services include: (1) establishing and maintaining accounts and records relating to shareholders who invest in the Fund; (2) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (3) providing shareholders with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions; (4) processing dividend and distribution payments from the Fund on behalf of shareholders; (5) providing information periodically to shareholders as to their ownership of shares or about other aspects of the operations of the Fund; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of the Fund beneficially owned by shareholders or the information necessary for sub-accounting; (8) forwarding shareholder communications (such as proxies, shareholder

16

reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. Institutional Class shares of the Funds have implemented the Shareholder Servicing Plan. However, no payments pursuant to the Shareholder Servicing Plan are expected to be made by the Class R6 shares. Shareholder servicing fees to be paid by the Funds under the Shareholder Servicing Plan may only be imposed after approval by the Board.

Portfolio Manager

Other Accounts Managed. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of September 30, 2026. None of the accounts below was subject to a performance fee as of such date.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jason T. Britton	2	$160	0	$0	115	$135

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ed Goard	0	$0	21	$7,519	586	$6,761

Material Conflicts of Interest. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund and other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that the portfolio manager receives, or expects to receive, greater compensation from his management of the other accounts than from the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions, and the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.

Compensation. The following is a description of portfolio manager compensation as of the date of this SAI. The Fund’s portfolio manager is compensated based on a combination of an annual fee and minority ownership in Our Sphere, Inc. (“Sphere”). Portfolio manager compensation is not tied to Fund performance.

Ownership of Securities.

The Funds are required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Funds had not yet commenced operations and no Shares were owned by the portfolio managers.

17

Brokerage Allocation and Other Practices

Equity and Fixed Income securities are generally bought and sold in brokerage transactions placed on exchanges or in over-the-counter markets in exchange for negotiated commissions. Accordingly, the cost of transactions may vary among different brokers.

The Sub-Advisers place all portfolio transactions on behalf of the Funds, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. The Sub-Advisers have a fiduciary duty to the Funds to obtain best execution, on an overall basis, for any securities transactions. In selecting brokers and dealers, the Sub-Advisers seeks to obtain the overall best execution, taking into account a number of factors, including for example: price, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, special execution capabilities, willingness to execute related or unrelated difficult transactions in the future, order of call, online access to computerized data regarding clients’ accounts, the availability of stocks to borrow for short trades, the competitiveness of commission rates in comparison to other brokers satisfying the Sub-Adviser’s other selection criteria and other matters involved in the receipt of brokerage services.

The Funds may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers.

Brokerage Commissions. In subsequent filings this section will contain brokerage commissions paid.

Allocation of Portfolio Transactions. Some of the Sub-Adviser’s other clients have investment objectives and programs similar to that of the Funds Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Sub-Advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between the Funds and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Funds and the other clients as to amount according to a formula determined prior to the execution of such transactions.

Description of Shares, Voting Rights and Liabilities

Sphere Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on September 2, 2026. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities. The Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in the series. The Trust may offer more than one class of shares of any series. Effective xxxxxxx, the Funds will offer two classes of shares: Class R6 shares and Institutional Class shares.

The Trust has reserved the right to create and issue additional series or classes. Subject to the distinctions permitted among classes of the Trust or any series as established by the Board consistent with the requirements of the 1940 Act, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust. Except as otherwise provided by the Board, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

The Board may require shareholders to redeem Class R6 shares or Institutional Class shares for any

18

reason under terms set by the Board. When issued, Class R6 shares and Institutional Class shares are fully paid and non-assessable. The Board may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares, which represents the outstanding amount of such charges due from such shareholder.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share). The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Funds’ shareholders when in the judgment of the Board of the Trust it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust or By-Laws. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Board has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Board has determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of Class R6 shares and Institutional Class shares represent an equal pro rata interest in such series and, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of the Funds, shareholders of the Funds would generally be entitled to share pro rata in the net assets of the Funds’ available for distribution to shareholders.

The shareholders of the Funds have the power to vote only: (i) for the election or removal of Trustees as and to the extent provided in the Declaration of Trust; (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state; and (iii) as the Board may otherwise consider necessary or desirable in its sole discretion.

The Trust is an entity of the type commonly known as a “Delaware statutory trust.” Under Delaware law and the Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Therefore, shareholders generally will not be subject to personal liability for Funds obligations. The risk that a shareholder will incur personal liability for Funds’ obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Declaration of Trust.

Purchase, Redemption, and Pricing of Shares

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Each of Class R6 shares and Institutional Class shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or its operations. This includes those from any individual or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Funds

19

within a calendar year). Furthermore, the Funds may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Funds’ securities or making such sale or the fair determination of the value of the Funds’ net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Funds’ shareholders. In addition, if shares are purchased using a check or electronic funds transfer through the ACH network and a redemption is requested before the purchase amount has cleared, the Funds may postpone payment of the redemption proceeds up to 15 calendar days while the Funds waits for the purchase amount to clear.

Redemptions In Kind

The Funds’ have reserved the right to pay the redemption price of their shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Funds’ shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Funds do not intend to hold any significant percentage of its portfolio in investments that are classified as illiquid, although the Funds, like virtually all mutual funds, may from time to time hold a small percentage of investments that are classified as illiquid. In the unlikely event the Funds were to elect to make an in-kind redemption, the Funds expect that they would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Funds held investments that are classified as illiquid, such distribution may contain a pro rata portion of such illiquid investments or the Funds may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption. The Funds do not anticipate that they would selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such investments are included in the distribution, shareholders may not be able to liquidate such investments and may be required to hold such investments indefinitely. Shareholders’ ability to liquidate such investments distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such investments distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these investments by the recipient.

Pricing of Shares

The NAV of each of the Funds’ Class R6 shares and Institutional Class shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each of the Funds’ Class R6 shares and Institutional Class shares is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Funds’ expenses and liabilities attributable to the class by (b) the number of shares outstanding in the class (assets – liabilities / # of shares = NAV). The NAV takes into account all of the expenses and fees of the class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets of the Fund’s Class	=	NAV of the Fund’s Class
Shares Outstanding of the Fund’s Class

Generally, the Funds’ investments are valued at market value. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than

20

the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, with respect to the Funds. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Valuation Designee, in accordance with procedures approved by the Board. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determinations.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Funds has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined in good faith by the Valuation Designee, in accordance with procedures adopted by the Board. The Funds may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Distributions

Distributions, if any, from the Funds’ investment company taxable income and net capital gain (the excess of net long-term capital gain over the net short-term capital loss) realized by the Funds, after deducting any available capital loss carryovers, are declared and paid to its shareholders at least annually, as described in the Prospectus.

Taxation of the Fund

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Funds and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds are treated as separate entities from other series of the Trust for federal income tax purposes. The Funds have elected to be and intend to continue to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with

21

respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Funds after they close on their taxable year that are treated as made during such taxable year).

As a regulated investment company, the Funds will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a 4% non-deductible federal excise tax, the Funds must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Funds will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Funds’ policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Funds were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Funds in computing its taxable income. In addition, in the event of a failure to qualify, the Funds’ distributions, to the extent derived from the Funds’ current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Funds may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Funds might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Funds failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend

22

income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Dividends paid by the Funds may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that the Funds reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Funds may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholder that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder’s

23

liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such a case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. Assuming the redeemed shares are held as capital assets, the gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder other than an S corporation (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a Taxpayer Identification Number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions to such non-U.S. entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Capital Loss Carryforwards

This discussion and the related discussion in the Prospectus will be prepared by management of the Funds, and counsel to the Trust will provide their opinion therein.

Shareholders and prospective shareholders of the Funds should consult their own tax advisers concerning the effect of owning shares of the Fund in light of their particular tax situations.

Equalization Accounting

Each of the Funds may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Funds would allocate a portion of their undistributed investment company taxable income and net capital gain to

24

redemption proceeds. This method would allow the Funds to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that the Funds’ equalization method is improper and that the Funds have under-distributed its income and gain for any taxable year, the Funds may be liable for federal income and/or excise tax. Equalization accounting is not available for a fund that is a personal holding company for federal income tax purposes.

Financial Statements

This section will contain the Statement of Financial Condition when available, which include the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statements of Changes in Net Assets,” “Financial Highlights,” and “Notes to Financial Statements.” A copy of the Fund’s financial statements will be available at no charge on the Fund’s website, www.oursphere.org/fund, or by contacting the Fund at the address or telephone number located on the cover page.

25

Appendix A: Sphere Trust Proxy Voting Policies and Procedures

Sphere Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to a Fund’s Adviser and/or Sub-Advisers

The power to vote proxies may be delegated to the Funds’ investment adviser or sub-adviser, and it is the policy of Sphere Trust to so delegate voting authority to the Funds’ investment adviser or sub-adviser, who may, in turn, delegate voting authority to the applicable Sub-Adviser or other service provider of the Funds. The applicable Sub-Advisers have each accepted the delegation to vote proxies of securities held by the Funds in which they serve as Sub-Adviser, and shall vote such proxies in accordance with the Sub-Adviser’s own proxy voting policies, practices and procedures; provided that the Sub-Adviser shall vote such proxies in what it deems to be in the best interests of the Funds’ shareholders and in a manner that is consistent with this Proxy Voting Policy, as amended from time to time by the Board.

To ensure that the Sub-Advisers’ voting policies, practices and procedures are in the best interests of the Funds’ shareholders and consistent with this Proxy Voting Policy, Sub-Advisers shall review with the Board any proposed material changes or amendments to the Sub-Adviser’s proxy voting policies, practices and procedures as they are adopted and implemented.

Consistent with its duties under this Policy, each Sub-Adviser shall monitor and review corporate transactions of corporations in which each Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Funds under the Proxy Rule and the 1940 Act. Each Sub-Adviser shall perform these duties in accordance with the Sub-Adviser’s proxy voting policy, a copy of which shall be presented to the Board for its review. Each Sub-Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Annual Filing of Proxy Voting Record

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator shortly after June 30 of each year. The Trust (through the Trust’s administrator) shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, it must make publicly available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX. The Fund must make available such information on or through its website as soon as reasonably practicable after filing the report with the Commission. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Fund’s website for as long as the Fund remains subject to the requirements of the Proxy Rule and discloses that the Fund’s proxy voting record is available on or through its website.

Each Fund’s proxy voting record shall also be made available, without charge, upon request of any Fund shareholder, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any such Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Because each Fund will post its most current prospectus and statement of additional information on its website, the Fund’s proxy voting policies and procedures will be available on the website.

26

Other Proxy Voting Disclosures

1.	The Trust shall include in its registration statements:
a.	A description of these Policies and Procedures and of each Adviser’s Policies and Procedures. A Fund may satisfy the requirement to provide a description of the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities by including a copy of the policies and procedures themselves; and
b.	A statement disclosing that information regarding how the Fund(s) voted proxies relating to portfolio securities held by the Fund(s) during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or on or through the Fund’s website at a specified Internet address; or both, and on the SEC’s website at http://www.sec.gov.
2.	The Trust shall include in its Annual and Semi-Annual Reports to shareholders a brief, plain English statement that certain additional Fund information is available on the Fund’s website, including proxy voting information.

Responsible Party: Advisers, Sub-Advisers, Administrator

See each Adviser’s/Sub-Adviser’s Manual for its Proxy Voting Policy.

Sphere Asset Management, LLC Proxy Voting Policies and Procedures

Rule 204-2 under the Advisers Act requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Adviser has actually voted their proxies. The Adviser has adopted these Proxy Voting Policies and Procedures to ensure that it satisfies its fiduciary obligations and requirements under applicable law.

Under Rule 206(4)-6 of the Act an investment adviser is prohibited from exercising voting authority with respect to client securities unless: the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, which procedures must include how the adviser addresses material conflicts of interest that may arise between the interest of the adviser and its clients; the adviser describes its proxy voting procedures to its clients and provides copies on request, and the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

The Adviser generally does not take any action or render any advice with respect to voting proxies solicited by, or with respect to, the issuers of any client securities, except to the extent otherwise required by law. It is the Adviser’s policy not to vote proxies for standard SMA’s. However, this policy does not apply to certain institutional or other accounts as specifically agreed in writing. The Adviser has responsibility to vote proxies for securities held in an investment company for which the Adviser is the named investment adviser.

Responsibility

The CEO is responsible for ensuring that proxies are voted in a manner consistent with the best interests of clients and may designate a Proxy Voting Coordinator to fulfill these responsibilities.

General Policy

Except in cases when client-specific guidelines are followed, generally, the Adviser will support company management teams which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term, consistent with the Adviser’s belief that long-term shareholder value need not be sacrificed in favor of short-term gains. Accordingly, it is the general policy of the Adviser to vote in accordance with management recommendations on proposals, with the following exceptions:

1.	When proposals diminish rights of shareholders or diminish management or board accountability to shareholders to an extent that the Adviser determines is inconsistent with the long-term interests of shareholders; and
27

2.	There may be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. On occasion, votes may be withheld for certain directors to show the Adviser’s disfavor with a company’s Chief Executive Officer or other directors.

Conflicts of Interest

For purposes of this policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Adviser or an affiliate of which the Adviser has actual knowledge that may affect the Adviser’s judgment in voting securities in the best interest of client accounts. Material conflicts of interest may arise when the Adviser or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer. Immaterial conflicts of interest may arise when the Adviser or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) that does not affect the Adviser’s judgment. When the Adviser votes proxies based on the General Policy described above, it demonstrates that the vote was not the product of a material conflict of interest because the policy requires minimal discretion on the part of the Adviser. However, in the event that the Adviser determines that there is a material conflict of interest with respect to the proxy vote, it will be addressed in one of the following ways:

a.                                The proxy will be voted according to the General Policy described above if the application of the policy to the matter presented involves little discretion on the Adviser’s part;

b.                               The proxy will be voted following consultation with a proxy voting service, legal counsel or other third party, as appropriate;

c.                                The proxy will be referred to the client or to a fiduciary of the client for voting purposes; or

d.                               The conflict will be disclosed to the client or, with respect to an investment company client, the Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.

Deviations from General Policy

The Adviser will, at all times, make a best effort to vote all proxies in the best interest of its clients. However, there may be some instances in which the Adviser will choose not to vote or may not be able to vote a proxy. Issues that may affect the Adviser’s ability to vote include extraordinary requirements such as share blocking or the requirement to vote the security in person. All votes in which the Adviser has chosen to override the General Policy will be reviewed on a quarterly basis by the CCO or designee. The CEO, or Proxy Voting Coordinator if designated, is responsible for maintaining the documentation regarding any vote overrides and third-party recommendations.

Procedures

The Adviser may engage an independent proxy voting service which would be responsible for receipt of proxy ballots, vote execution, vote record maintenance, and vote reporting. The votes will be cast according to the General Policy noted above; with respect to SPFFX, the votes will be cast according to the As You Sow guidelines as described below. When new accounts are added, the Adviser will work with the voting service and the custodian to get the accounts set up in the voting services’ system to allow for automated voting.

Upon request, the Adviser will provide copies of its Proxy Voting Policies and Procedures to clients, as well as information regarding how the client’s proxies were voted.

Annually, the Adviser will review any proxy voting service and document said review. The CCO or designee will periodically review the Proxy Voting Policies and Procedures.

With regards to the Funds’ in the Sphere Trust, As You Sow provides specific proxy voting services as described below:

As You Sow is a nonprofit organization dedicated to increasing environmental and social corporate responsibility. Founded in 1992, As You Sow envisions a safe, just, and sustainable world for all in which environmental health and human rights are central to corporate decision making. Its Energy, Environmental Health, Waste, and Social programs create positive, industry-wide change through corporate dialogue, shareholder advocacy, coalition building, and innovative legal strategies. www.asyousow.org. We actively engage in ongoing shareholder public debates over proxy-related issues

28

such as corporate governance best practices, appropriate executive compensation, shareholder rights, and the materiality of social and environmental risk. We work closely with the broad community of shareholder advocates through our membership in investor networks including the Interfaith Center on Corporate Responsibility, Ceres Investor Network, U.S. Forum for Sustainable and Responsible Investment, Confluence Philanthropy, and the Shareholder Rights Network, as well as through collaboration with the Intentional Endowments Network, Principles for Responsible Investment, and the Council of Institutional Investors. As You Sow and Proxy Impact staff and management annually review the guidelines to assess if modifications are needed. The As You Vote advisory committee conducts a final review of the guidelines, debate the issues, and add insight to the process. The current As You Sow guidelines are found here and described below: https://www.asyousow.org/reports/proxy-voting-guidelines-2026

Books and Records

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, the Adviser will retain the following items in its books and records:

1.	proxy voting policies and procedures;
2.	proxy statements received regarding client securities;
3.	records of votes cast on behalf of clients;
4.	records of client requests for proxy voting information; and
5.	any documents prepared by the Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision.

The Adviser may rely on proxy statements filed on the EDGAR system instead of keeping its own copies. The Adviser may also rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a proxy voting service, if the Adviser has obtained an understanding from the proxy voting service to provide a copy of the documents promptly upon request.

29

SPHERE TRUST

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS.

The following exhibits are filed herewith, except as noted:

(a) Charter.

(i) Certificate of Trust dated September 2, 2026 – filed herewith.

(ii) Agreement and Declaration of Trust dated September 2, 2026 – filed herewith.

(b) By-Laws.

(i) By-Laws - to be filed by subsequent amendment.

(c) Instruments Defining Rights of Security Holders – See relevant portions of the Agreement and Declaration of Trust and By-Laws.

(d) Investment Advisory Agreement –

(i) Advisory Agreement between the Trust and [ ] - to be filed by subsequent amendment.

(ii) Sub-Advisory Agreement between [ ] and [ ], on behalf of [ ] Fund - to be filed by subsequent amendment.

(iii) (ii) Sub-Advisory Agreement between [ ] and [ ], on behalf of [ ] Fund - to be filed by subsequent amendment.

(e) Underwriting Contracts.

(i) Distribution Agreement - to be filed by subsequent amendment.

(f) Bonus or Profit Sharing Contracts.

Not applicable.

(g) Custodian Agreements.

(i) Custodian Agreement - to be filed by subsequent amendment.

(h) Other Material Contracts.

(i) Transfer Agency Agreement - to be filed by subsequent amendment.

(ii) Administration Agreement - to be filed by subsequent amendment

(iii) Fund Accounting Agreement - to be filed by subsequent amendment

(i) Legal Opinion

(i) Opinion and consent of counsel - to be filed by subsequent amendment.

(j) Other Opinions

(i) Consent of Independent Registered Public Accounting Firm - to be filed by subsequent amendment.

(k) Omitted Financial Statements

Not Applicable.

(l) Initial Capital Agreements.

(i) Initial Capital Agreement - to be filed by subsequent amendment.

(n) Rule 18f-3 Plan - to be filed by subsequent amendment.

(p) Code of Ethics

(i) Code of Ethics - to be filed by subsequent amendment

(q) Power of Attorney - to be filed by subsequent amendment

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30. INDEMNIFICATION.

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to the trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

[To be completed by amendment]

ITEM 32. PRINCIPAL UNDERWRITERS.

[To be completed by amendment]

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

[To be completed by amendment]

ITEM 34. MANAGEMENT SERVICES.

Not applicable

ITEM 35. UNDERTAKINGS.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covina, the State of California, as of this 14th day of October, 2026.

SPHERE TRUST

By: /s/Alexandra Wright-Gladstein

Alexandra Wright-Gladstein, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Alexandra Wright-Gladstein Alexandra Wright-Gladstein	Sole Initial trustee and Principal Executive Officer	October 14, 2026
/s/ Jolie Chan Jolie Chan	Principal Financial Officer	October 14, 2026

EXHIBIT INDEX
Exhibit No.	Description
EX-99.a.i	Certificate of Trust dated September 2, 2026
EX-99.a.ii	Agreement and Declaration of Trust dated September 2, 2026